Exhibit 10.6

EXECUTION VERSION

MASTER INFORMATION TECHNOLOGY

TRANSITION SERVICES AGREEMENT

between

Kraft Foods Group, Inc.

and

Mondelēz Global LLC

Dated as of September 27, 2012

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER INFORMATION TECHNOLOGY

TRANSITION SERVICES AGREEMENT

This Master Information Technology Transition Services Agreement (this “Agreement”) is entered into as of the Distribution Date (as defined in the Separation Agreement) (the “Effective Date”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”).

WHEREAS, GroceryCo and SnackCo’s parent company are parties to that certain Separation Agreement dated as of the date hereof (the “Separation Agreement”);

WHEREAS, pursuant to the Separation Agreement, the parties agreed to separate Kraft Foods Inc. into two companies: (a) GroceryCo, which will own and conduct, directly and indirectly, the GroceryCo Business; and (b) SnackCo, which will own and conduct, directly and indirectly, the SnackCo Business (the “Separation”);

WHEREAS, in connection with the transactions contemplated by the Separation Agreement and in order to ensure a smooth transition following the Separation, each party desires that the other party provide, or cause its Affiliates or contractors to provide, certain information technology transition services in exchange for the consideration stated in this Agreement and in accordance with the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the services to be provided hereunder will be specified in separate Project Statements (as further defined below) that will set forth the scope of the services to be provided as well as the party who will provide the services (the “Supplier” as further defined herein) to the other party (the “Buyer” as further defined herein); and

WHEREAS, each party in its capacity as a Buyer wishes to receive such specified transition services for use in connection with its Business in order to ensure a smooth transition following the Separation to such other IT systems and services as Buyer may select, and each party in its capacity as a Supplier has agreed to provide such services in accordance with the terms specified herein.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, GroceryCo and SnackCo agree as follows:

1. Definitions. The following terms have the meanings indicated:

1.1 “Allocated Cost” has the meaning set forth in Section 5.2.

1.2 “Buyer” means with respect to a Service specified in a Project Statement, the party receiving such Service as specified in the Project Statement.

1.3 “Buyer Data” means data relating to the operation of the Business of Buyer in the possession or control of Supplier.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4 “Canadian Buyer” has the meaning set forth in Section 10.1.

1.5 “Canadian Supplier” has the meaning set forth in Section 10.1.

1.6 “Confidential Information” has the meaning set forth in Section 9.1.

1.7 “Contractor” has the meaning set forth in Section 3.3.

1.8 “Dispute” has the meaning set forth in Section 10.2.

1.9 “Employee Matters Agreement” means the Employee Matters Agreement between the parties dated as of the date hereof.

1.10 “IP Separation Agreement” means that certain Master Ownership and License Agreement Regarding Patents, Trade Secrets and Related Intellectual Property being entered into by certain Affiliates of the parties as of the Distribution Date.

1.11 “Maximum Transition Period” means the two year period beginning on the Effective Date.

1.12 “New Service” means a Service not provided or supplied by Kraft Foods Inc., its subsidiaries and/or Contractors for the Business of Buyer during the 12 months preceding the Effective Date.

1.13 “Project Manager” has the meaning set forth in Section 3.1.

1.14 “Project Statement” has the meaning set forth in Section 2.1.

1.15 “Representative” means an Affiliate, Contractor or other Person providing Services hereunder on behalf of Supplier.

1.16 “Services” means collectively the IT Services, any Menu Services and any Additional Services described in mutually agreed Project Statements.

1.17 “Supplier” means with respect to a Service specified in a Project Statement, the party providing such Service as specified in the Project Statement.

1.18 “Supplier Data” means data relating to the operation of the Business of Buyer in the possession or control of Buyer.

1.19 “Term” has the meaning set forth in Section 7.1.

1.20 “Transition Period” means the maximum period of time set forth in the applicable Project Statement for a Service, as such Transition Period may be adjusted by mutual written agreement of the parties from time to time; provided, however, that in no event will the Transition Period exceed the date that is two years from the Effective Date.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Other capitalized terms have the meanings set forth elsewhere in this Agreement. Any capitalized terms used but not defined in this Agreement have the meanings given to them in the Separation Agreement.

2. Transition Services.

2.1 Project Statements. The scope of each agreed upon Service to be provided under the terms of this Agreement will be set forth in a Project Statement substantially in the form set forth in Annex A (a “Project Statement”), including, as applicable, (i) the party that is the Supplier of the Service and the party that is the Buyer of the Service, (ii) a timeline for such Service, (iii) the location of such Service (including any Canada Services), (iv) each party’s Project Manager for such Project Statement, (v) any details regarding the Allocated Cost for such Service, (vi) payment terms, and (vii) any specifications applicable to such Service, if different from the specifications defined in this Agreement. No Project Statement will be binding or effective unless signed by both parties. Supplier will provide, or cause one or more of its Representatives to provide, to Buyer the Services described in executed Project Statements in accordance therewith and subject to the terms and conditions of this Agreement.

2.2 IT Services. Each Project Statement entered into as of the Effective Date is attached hereto in Annex D (the Services identified in such Project Statements being referred to in this Agreement, collectively, as the “IT Services”). Supplier agrees, on the terms and subject to the conditions of this Agreement, to provide, or cause one or more of its Representatives to provide, to Buyer each of the IT Services for the applicable Transition Period indicated in each applicable Project Statement attached hereto in Annex D, and Buyer agrees to purchase and pay for the IT Services as provided for in Section 5.

2.3 Menu Services. If Buyer desires to receive any information technology services that are not IT Services but that are listed on the menu of services available upon request as set forth in Annex C (“Menu Services”), Buyer will provide Supplier with a reasonably detailed written request for such proposed services. Within 30 days following such request, Supplier will, to the extent feasible, provide a good faith estimate of the costs, timing and resources required to provide such Menu Services, including a good faith summary of any costs or effects to other Services, equipment, systems, personnel or resources being provided to Buyer (“Resulting Linked Effects”). The parties will then promptly negotiate in good faith the terms of a Project Statement by which the proposed Menu Services would be provided under this Agreement. The Project Statement will set forth the parties’ estimate of the costs associated with the applicable Menu Services, however the parties acknowledge that the final price may vary depending on Allocated Costs in providing such Services. Supplier agrees to take commercially reasonable efforts to provide the proposed Menu Services to the extent not unduly burdensome in light of Supplier’s resource constraints and obligations, subject to the following conditions: (i) if the requested Menu Services could be obtained from other commercial service providers in a commercially reasonable manner, then Supplier will have the right, in its sole and absolute discretion, to decline to provide such Menu Services; (ii) Supplier will not be obligated to perform any Menu Services unless Buyer agrees to pay the Allocated Cost for such Menu Services, including any Allocated Costs associated with Resulting Linked Effects; and (iii) in no event will the Transition Period for any Menu Service extend beyond the Maximum Transition Period.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.4 Additional Services.

(a)	If Buyer desires to receive any information technology services that are not IT Services or Menu Services, or that represent a significant or material change to an IT Service or a Menu Service, Buyer will provide Supplier with a reasonably detailed written request for such proposed services (the “Additional Services”) (such request sufficiently detailed to enable Supplier to weigh the risks and assess the feasibility of such request and attempt to estimate the resources and effort required to provide such proposed services). Within 30 days following such request, Supplier will, to the extent reasonably feasible, assess the request in good faith and provide notice of whether it will endeavor to provide the requested Additional Service. If Supplier does not respond to such request within 30 days following such request, then Supplier will be deemed to have refused such request.

(b)	If a requested Additional Service is reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses then Supplier will accept the request to provide the proposed Additional Service if it can feasibly provide such Additional Service without undue burden in light of Supplier’s resource constraints and obligations. Supplier will have no obligation to provide an Additional Service or to provide the Additional Service under any specific terms, and may decline to provide such requested Additional Service in its sole and absolute discretion, if any of the following apply: (i) the requested Additional Service is not reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses; (ii) the requested Additional Service is not a Service that was provided or supplied by Kraft Foods Inc. and/or its subsidiaries for the Business of Buyer during the 12 months preceding the Effective Date; (iii) the requested Additional Service could be obtained from other commercial service providers in a commercially reasonable manner; (iv) Buyer will not agree to pay the Allocated Cost for such Additional Services, including any Allocated Costs associated with Resulting Linked Effects; or (v) the Transition Period for the requested Additional Service extends beyond the Maximum Transition Period.

(c)	If Supplier accepts a request to provide an Additional Service, it will, to the extent reasonably feasible, provide a good faith estimate of the fees, timing and resources required to provide such Additional Services, including a good faith summary of any Resulting Linked Effects. The parties will then promptly negotiate in good faith a Project Statement by which the proposed Additional Services would be provided under this Agreement. The Project Statement will set forth the parties’ estimate of the costs associated with the applicable Additional Services, however the parties acknowledge that the final price may vary depending on the Allocated Costs in providing such Services.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5 Disputes over requested Services. In the event that Buyer alleges that Supplier (or a proposed Supplier) has violated its obligation to consider or provide a requested Service hereunder, or has acted in bad faith in negotiating the terms applicable to a Service such Dispute will be subject to arbitration in accordance with Section 10.2(c).

2.6 Financial obligation. In providing the Services, Supplier and its Representatives will not be obligated to perform any of the following actions unless Buyer agrees to pay the fully Allocated Cost of such actions and the performance of such actions is reasonably within the control of Supplier and its Representatives: (i) maintain the employment of any specific employee; (ii) purchase, lease or license any additional equipment or software, except any replacement for existing equipment owned by Supplier and necessary to provide the Services pursuant to the terms of this Agreement; (iii) pay any costs related to the conversion of the Buyer Data from one format to another; or (iv) pay any costs necessary to integrate Buyer’s systems for purposes of receiving the Services.

2.7 Means of providing Services. Supplier will, in its sole discretion, determine the means and resources used to provide the Services in accordance with its business judgment and subject to Section 4. Supplier will have sole discretion and responsibility for staffing, instructing and compensating its personnel and third parties who perform the Services. Without limiting the foregoing, Supplier may elect to modify or replace at any time any aspect of the Services, provided that such modifications or replacements are being implemented consistently with Supplier’s own Business objectives. Such changes may include without limitation (a) modification of IT policies and procedures; (b) changes in the environment used to provide the Services, including without limitation the Representatives that provide all or any portion of the Services; (c) the location from which any Service is provided; or (d) the intellectual property, IT, products and services used to provide the Services. Supplier will use commercially reasonable efforts to eliminate or minimize disruption to Buyer’s business as a result of such modifications, and not to implement such modifications during mutually agreed periods of time before and after cut-overs from affected systems to Buyer’s systems. Prior to Supplier making any changes or disruptions to its or its Representatives’ information technology systems which could reasonably be expected to alter or disrupt the Services, Supplier will give Buyer reasonable prior written notice including a description of which Services may be disrupted and the anticipated length of the disruption.

2.8 Access to facilities and equipment. To the extent reasonably required to perform the Services hereunder, Buyer will provide (or, as necessary, will cause its Representatives to provide) Supplier with reasonable access to and use of Buyer’s applicable facilities and equipment.

2.9 Cooperation; consulting. Supplier and Buyer will use reasonable efforts to assist and cooperate with one another in the timely and orderly transfer of all matters that support or relate to the functions that are the subject of any Services. Buyer acknowledges that some Services to be provided under this Agreement require instructions and information from Buyer, which Buyer will provide to Supplier sufficiently in advance in order to enable Supplier or its Representatives to provide or procure such Services in a timely manner. Supplier will not be liable for any delays resulting from or caused by Buyer’s failure to provide such instructions or information in a timely manner, and Buyer will pay any reasonable additional costs or expenses,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

including labor, resulting therefrom. Buyer will provide all information reasonably required or requested by Supplier to perform its obligations under this Agreement. Except as otherwise specified for Menu Services, the cost for hourly consulting services provided by Supplier personnel included in Allocated Costs for any Services will be billed at $150 per hour plus reasonable, out-of-pocket expenses.

2.10 Inability to perform Services. In the event that Supplier will be unable to perform Services as required by this Agreement for any reason whatsoever, the parties will cooperate, and Supplier will use its commercially reasonable efforts, to restore the affected Services as soon as possible. The foregoing is without prejudice to any rights and remedies Buyer may have in connection with such failure to perform.

2.11 Litigation holds. In the event that Buyer notifies Supplier of a litigation hold or e-discovery request, then Supplier will take all efforts to comply with such notices, including providing access to any Buyer Data in its control or possession and by retaining all relevant data and materials for the duration of the litigation hold. Supplier will cooperate with Buyer in responding to any court orders or discovery requests and promptly provide Buyer with copies of any relevant Buyer Data or materials.

3. Personnel.

3.1 Services Managers. Each party will each select a services manager (a “Services Manager”) to act as its contact person responsible for overseeing the provision or receipt, as applicable, of all of the information technology Services hereunder. Each party will also select a project manager (a “Project Manager”) to be the primary contact person for each Service that is the subject of the Project Statement. All communications relating to the provision of the Services will be directed to the relevant Project Manager of the other party with problems and disputes to be escalated to the Services Manager of the other party. A party may change its Services Manager or Project Managers upon prior written notice to the other party. GroceryCo’s Services Manager will initially be Jan Ziskasen, and SnackCo’s Services Manager will initially be Dave Diedrich. The initial Project Managers for each Service will be set forth in the each Project Statement. The Services Managers of the parties will meet periodically, no less than quarterly, to discuss the status of the Services.

3.2 Supplier personnel. Except as otherwise set forth in the Separation Agreement or Employee Matters Agreement, for the avoidance of doubt, this Agreement does not impose an obligation on Supplier to second or procure the secondment to Buyer of any employee or other personnel in connection with the provision of the Services. The parties agree that such employees of Supplier and its Affiliates providing Services are employees, contract employees or secondees of Supplier or its Affiliates. All labor matters relating to any employees of Supplier and its Affiliates will be within the exclusive direction, control and supervision of Supplier and its Affiliates, and Buyer will take no action affecting such matters, and Supplier will have the sole right to exercise all authority with respect to the employment, termination, assignment, and compensation of such Supplier personnel; provided, however, that Supplier agrees to use commercially reasonable efforts to maintain sufficient personnel and facilities necessary to provide the Services. Supplier will be solely responsible for the payment of all salary and benefits, social security taxes, unemployment compensation tax, workers’ compensation tax,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other employment taxes or withholdings and premiums and remittances with respect to employees of Supplier and its Affiliates used to provide Services, and all Supplier personnel providing Services under this Agreement will be deemed to be employees or representatives solely of Supplier for purposes of all compensation and employee benefits and not to be employees, representatives or agents of Buyer.

3.3 Contractors. The Services may be provided in whole or in part by (a) Affiliates of Supplier or (b) third party contractors or subcontractors (a “Contractor”) capable of providing the required level of service set forth in Section 4.

(a)	If Supplier wishes to use a Contractor to provide Services for the benefit of Buyer that has not provided similar services to the Businesses during the 12 months preceding the Effective Date (a “New Contractor”), then Supplier will ensure that such New Contractor agrees in writing to be bound by the relevant terms and conditions of this Agreement. Without limiting the foregoing, Supplier will ensure that the New Contractor enters into a written confidentiality agreement on terms with respect to the Confidential Information of Buyer and its Affiliates that are substantially similar to and at least as protective of such Confidential Information as the terms of Section 9 of this Agreement.

(b)	Supplier will take all commercially reasonable efforts to ensure that Services are not interrupted or materially disrupted in connection with the transition of provision of Services to any Contractor, including a New Contractor. Supplier will not be responsible for delays in the provision of Services arising from Buyer’s failure to respond promptly to reasonable requests or information provided by Supplier or caused by terms or negotiations requested by Buyer.

(c)	If and to the extent that any failure, delay or other problem in connection with the Services (or any part thereof) is caused by the act or omission of a Contractor: (i) Supplier will not be in breach of this Agreement or otherwise liable to Buyer as a result of such failure, delay or other problem; (ii) Supplier will use commercially reasonable efforts to exercise and enforce its rights and remedies (if any) against the Contractor such that the failure, delay or other problem is remedied as soon as reasonably practicable and its impact on the Services and its Business is minimized; and (iii) Supplier will pay (or procure the payment) to Buyer such portion of any monetary compensation paid to Supplier by a Contractor in respect of any damages caused by the act or omission of that Contractor as relates to any damage suffered by Buyer or its Business as a result of that act or omission (in the event Contractor is found obligated to pay less than all compensation necessary to make whole both Supplier and Buyer, then Supplier and Buyer will split the compensation on a pro-rata basis consistent with each party’s portion of the total damages suffered).

3.4 Compliance with Policies; Safety of Personnel. Buyer acknowledges that Supplier has instituted and will continue to institute and revise a variety of policies and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

procedures for its provision of Services. All Services must be reasonably capable of being performed in a manner that is consistent with the policies and procedures of Supplier, including those relating to antitrust laws and health, safety, labor, employment and environmental laws and otherwise in compliance with applicable law. Supplier will use reasonable efforts to provide Buyer with advance written notice in the event it believes any Service is not consistent with such policies or procedures where the same would materially affect the Services to be provided. To the extent Services are performed on site, Supplier will be permitted to withdraw any personnel providing Services at that time if Supplier has a reasonable opinion that such personnel face any risk to their personal safety and prior written notice (to the extent possible) has been given to Buyer.

3.5 Retention of Supplier personnel. If, during the Term, Buyer hires, retains or otherwise engages any employee, Contractor or other personnel of Supplier, Supplier will not be in breach of this Agreement or otherwise liable to Buyer to the extent such hiring, retention or engagement impairs or affects the ability of Supplier to provide the Services hereunder (or any part thereof), including any failure, delay or other non-compliance with any requirements relating to the Services resulting therefrom.

4. Service Standards.

4.1 Service levels. A Service will be subject to a Service Level Agreement (“SLA”) only if specifically referenced in a Project Statement. Supplier will measure and report its performance relative to the applicable SLAs, and the parties will meet periodically to review such performance. In the event that Supplier materially fails to meet any applicable SLA, Supplier will initiate a root cause analysis for any incident that contributed to Supplier missing such SLA within a reasonable period of time after such incident and use commercially reasonable efforts to ascertain the actual root cause of such failure, which analysis will include, where reasonable and practicable, Supplier’s plan for avoiding such incidents in the future. For the sake of clarity, there are no financial penalties associated with Supplier’s failure to meet an SLA, except for the pass through of monetary compensation received from Contractors as provided in Section 3.3(c). If an SLA issue remains unresolved under this Section for more than thirty (30) days Buyer may refer the matter for resolution in accordance with Section 10.2.

4.2 Other Service standards. For Services not governed by SLAs: (a) Supplier will use commercially reasonable efforts to continue to provide those Services being supplied for Buyer’s Business as of the Effective Date at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Effective Date; or (b) Supplier will use commercially reasonable efforts to provide New Services consistent with the specifications, if any, set forth in an applicable Project Statement. For any work performed on premises of Buyer, Supplier and its personnel will comply with all reasonable security, confidentiality, safety and health policies of Buyer (as applicable) if and to the extent Buyer informs Supplier of such policies in writing. In the event of a failure to meet such general service levels, Supplier will endeavor to identify and resolve the cause of the deficiency. If such issue remains unresolved for more than 30 days Buyer may refer the matter for resolution in accordance with Section 10.2.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3 Exceptions. It will not be deemed to be a breach of this Agreement if Supplier fails to meet the service standards set forth in this Section 4 because of (i) the failure of Buyer to cooperate with or provide information, services or decisions to Supplier as required hereunder, (ii) failure caused by any act or omission of Buyer or its facilities, equipment, hardware or software, (iii) changes reasonably deemed to be required by changes in law, technology or the availability of reasonably commercially available products and services, (iv) changes otherwise permitted hereunder, (v) demands on, or changes to, the relevant systems, processes or personnel, provided Supplier expends commercially reasonable efforts to attempt to correct the situation within a reasonable period of time, (vi) failures by third party service providers not directly retained by Supplier, including general Internet service providers, (vii) a Contractor’s failure to perform (subject to Section 3.3(c)(ii)), or (viii) Force Majeure as further provided in Section 10.3.

4.4 No warranty. OTHER THAN AS PROVIDED IN THIS SECTION 4, SUPPLIER DOES NOT MAKE ANY WARRANTY WITH RESPECT TO THE SERVICES, WHETHER EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES, WHETHER OF MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE FOR SAID SERVICES.

5. Payment for Services.

5.1 Costs and charges. Supplier will charge Buyer the Allocated Cost for the Services provided hereunder.

5.2 Calculation of Allocated Cost. “Allocated Cost” means the fully allocated cost for providing Services calculated in a manner consistent with past practice, including the following (to the extent allocable to the provision of the Services): (a) the cost of licenses for software or other intellectual property (or other cost associated with obtaining rights to use software or intellectual property), including any termination, transfer, sublicensing, access, upgrade or conversion fees, (b) the cost of maintenance and support, including user support, (c) the fully loaded cost of personnel, (d) the cost of equipment, (e) the cost of disaster recovery services and backup services, (f) the cost of facilities and space, (g) the cost of supplies (including consumables), (h) the cost of utilities (HVAC, electricity, gas, etc.), (i) the cost of networking and connectivity, (j) the cost of legal fees associated with any advice, activities or agreements related to the foregoing areas, (k) any reasonable out-of-pocket expenses incurred by Supplier with third parties (including Contractors) in connection with the provision of Services (including one-time set-up costs, license fees, costs to enter into third party agreements, costs to exit third party agreements, termination fees, and other costs incurred in connection with Contractors engaged in compliance with this Agreement), and (l) the cost of personnel retained, displaced or transferred (excluding severance costs for Supplier employees). Travel expenses must be reasonable and incurred in accordance with Supplier’s normal travel policy. Overhead allocations must be calculated consistently with Supplier’s practice as then generally used by Supplier in its applicable, respective geographic business. Allocated Costs will be subject to a mark up of five percent (the “Mark-Up”), except for (i) materials and services provided by third parties, (ii) fees charged by third parties, and (iii) out-of-pocket expenses paid to third parties.

5.3 Invoices and payment. Supplier will provide Buyer with monthly invoices reflecting: (i) the Services provided during the preceding month, (ii) the Allocated Cost owed for

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such Services provided during the preceding month, and (iii) any other charges incurred during the preceding month under the terms of this Agreement. Invoices will be sent in a format and containing a level of detail reasonably sufficient for Buyer to determine the accuracy of the computation of the amount charged and that such amount is being calculated in a manner consistent with this Agreement. Reasonable documentation will be provided for all out-of-pocket expenses consistent with Supplier’s practices. All amounts will be due and payable within 60 days of the date of invoice; provided, however, that with respect to any material purchases identified in a Project Statement or other attachment, such amounts will be due and payable in advance of the date that such Services are provided as set forth therein. Upon Buyer’s reasonable request, Supplier (or Canadian Supplier, as applicable) will provide explanations, answer questions, and provide additional documentation regarding invoiced amounts. Unless otherwise specifically agreed in writing by the parties, all payments due hereunder will be made by wire transfer of immediately available funds to the accounts specified in Annex B (or such other account as may be designated from time to time by Supplier).

5.4 Taxes.

(a)	All amounts to be paid to Supplier (or Canadian Supplier, as applicable) under this Agreement are exclusive of any applicable taxes required by law to be collected from Buyer (including withholding, sales, use, excise or services tax, which may be assessed on the provision of the Services under this Agreement). If a withholding, sales, use, excise, services or similar tax is assessed on the provisions of any of the Services under this Agreement, Buyer (or a Canadian Affiliate, as applicable) will pay directly or reimburse or indemnify Supplier (or Canadian Supplier, as applicable) for such tax. The parties agree to cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and will provide and make available to each other any resale certificate, information regarding out of state use of materials, services or sale, and other exemption certificates or information reasonably requested by either party. The parties further agree to work together to structure the provision of the Services to eliminate or minimize applicable transfer taxes, including but not limited to, itemizing on invoices each Service provided to Buyer.

(b)	In addition to any amounts otherwise payable pursuant to this Agreement, Buyer will be responsible for any and all sales, use, excise, services or similar taxes imposed on the provision of goods and services by Supplier or its Representatives to Buyer pursuant to this Agreement (“Sales Taxes”) and will either (i) remit such Sales Taxes to Supplier (and Supplier will remit the amounts so received to the applicable taxing authority) or (ii) provide Supplier with a certificate or other proof, reasonably acceptable to Supplier, evidencing an exemption from liability for such Sales Taxes. For the avoidance of doubt, all amounts under this Agreement are expressed exclusive of Sales Taxes.

5.5 Other expenses. After the Effective Date, except as otherwise specified in this Agreement, each party hereto will pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in carrying this Agreement into effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6 Interest payable on amounts past due. All late payments due under this Agreement will bear interest at a rate equal to the annualized interest rate at prime (as published in the Wall Street Journal from time to time) plus three percentage points, from the invoice due date to the date of payment. If Buyer disputes any portion of any invoice, Buyer must notify Supplier in writing of the nature and the basis of the dispute within 60 days after the date of the applicable invoice, after which time Buyer will have waived any rights to dispute such amount.

5.7 Audit. Supplier will keep reasonably detailed records, consistent with past practice, for any expenses that constitute a component upon which the price for Services is determined. Supplier will maintain the records in accordance with its then-current record retention policies. At reasonable intervals during the Term and for two years thereafter, Buyer personnel will, upon no less than five business days prior notice, or, if critical, upon reasonable shorter notice under the circumstances, have access to the records for the purpose of verifying the invoices submitted to Buyer hereunder notwithstanding the termination of any Project Statement. The costs of all such audits will be borne by Buyer. The confidentiality provisions in Section 9 of this Agreement will govern all audits by Buyer.

6. Proprietary Rights.

6.1 Equipment. Except with respect to those items of equipment, systems, tools, facilities and other resources allocated to Buyer pursuant to the Separation Agreement, all equipment, systems, tools, facilities and other resources used by Supplier and any of its Affiliates in connection with the provision of Services hereunder will remain the property of Supplier and its Affiliates and, except as otherwise provided in this Agreement, will at all times be under the sole direction and control of Supplier and its Affiliates.

6.2 Intellectual property. To the extent Supplier or its Representatives use any know-how, processes, technology, trade secrets or other intellectual property owned by or licensed to Supplier or any of its Representatives (“IP”) in providing the Services, such IP (other than such IP licensed to Supplier by Buyer or its Affiliates) and any derivative works of, or modifications or improvements to, such IP conceived or created as part of the provision of Services (“Improvements”) will, as between the parties, remain the sole property of Supplier unless such Improvements were specifically created for Buyer or its Affiliates pursuant to a specific Service as specifically indicated in a Project Statement. The applicable party will and hereby does assign to the applicable owner designated above, and agrees to assign automatically in the future upon first recordation in a tangible medium or first reduction to practice, all of such party’s right, title and interest in and to all Improvements, if any. All rights not expressly granted herein are reserved. Notwithstanding the foregoing, if there is any conflict between the terms of this Section 6.2 and specific terms of the IP Separation Agreement, then the terms of the IP Separation Agreement will prevail.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7. Term and Termination.

7.1 Term. Buyer will use commercially reasonable efforts to end its need to use the Services as soon as reasonably possible after the Effective Date; provided, however, that Supplier will not be required to provide the Services later than the Maximum Transition Period or any earlier applicable Transition Period. This Agreement starts on the Effective Date and ends on the earlier of termination of all Services, unless sooner terminated by the parties in accordance with Section 7.3 (the “Term”).

7.2 Termination of a Service.

(a)	Buyer may elect to terminate a Service at any time by providing Supplier with written notice prior to the effective date of termination of such Service. The amount of notice provided will be reasonable and in no event shorter than (i) 90 days, (ii) any longer required notice period specified in a Project Statement, and (iii) any greater minimum notice period as may be provided under applicable arrangements with Contractors. Following receipt of such notice (the “Services Termination Notice”), Supplier will provide, not later than 30 days following Supplier’s receipt of the Services Termination Notice, to Buyer written notice regarding the impact of such termination on any other Services, including a good faith summary of any Resulting Linked Effects. In the event that Buyer still wishes to proceed with termination, then (A) Buyer will provide Supplier with written notice thereof, (B) the affected Services, including those linked Services identified by Supplier, will terminate effective at the end of the notice period, and (C) Supplier will not be liable for any Resulting Linked Effects arising from such terminations whether included in the prior good faith summary or otherwise.

(b)	Buyer also may elect to terminate a Service upon at least 30 days’ notice to Supplier if Supplier notifies Buyer (as provided in Section 3.3) that it plans to use a New Contractor to perform any of the Services, and Supplier does not, within 30 days after the notice, commit not to use the New Contractor.

(c)	Without prejudice to any other rights or remedies of Buyer, Buyer may also elect to terminate a Service at any time, upon written notice to Supplier, if (i) Supplier will have failed to perform any of its material obligations under this Agreement relating to such Service, (ii) Buyer has notified Supplier in writing of such failure, and (iii) for a period of 30 days after receipt by Supplier of written notice of such failure, such failure will not have been cured.

(d)	Supplier may terminate a Service, upon written notice to Buyer, with respect to any Service for which Buyer fails to pay an amount when due hereunder if such amount remains unpaid for a period of 30 days after receipt by Buyer of written notice of such failure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e)	A Service will terminate automatically at the end of its applicable Transition Period, or if no Transition Period is specified, at the end of the Maximum Transition Period.

7.3 Termination of Agreement. Either party may terminate this Agreement and all Services immediately without notice if the other files for bankruptcy protection or has an involuntary petition for bankruptcy filed against it, becomes unable to pay its bills, sell or transfers property to creditors, dissolves or liquidates, has a liquidator or receiver appointed by a court, or is a party of any other similar legal proceedings, if in any such case termination is permitted by applicable law.

7.4 No abandonment for Dispute. In the event of a pending Dispute between the parties, Supplier will not have the right to suspend, withhold, interrupt or terminate any Service involved in such Dispute, including for breach of this Agreement, unless and until an arbitrator or tribunal sanctioned under Section 10.2 authorizes or orders such interruption or termination. Supplier acknowledges and agrees that it will be fully compensated by money damages alone for, and will not be irreparably harmed by, providing Services during the pendency of any Dispute. In the event that Supplier threatens to stop performing Services in connection with a Dispute other than as permitted in this Section 7.4, Buyer will be entitled to an order for injunctive relief against Supplier. Supplier agrees that such an abandonment would result in irreparable injury to Buyer, that Buyer would have no adequate remedy at law, and that Supplier will not oppose Buyer’s motion for continuation of the Services or the entry of an order compelling performance by the Supplier of its obligations under this Agreement.

7.5 Costs upon termination. Upon any termination, Buyer will pay all amounts outstanding for Services provided by Supplier or its Contractors. Any termination of Services will be final, and monthly charges will be appropriately prorated. Buyer will be liable for all out-of-pocket costs, stranded costs or other costs incurred by Supplier that are not otherwise recoupable by Supplier in connection with termination or winding up of terminated Services, including (a) costs under third-party contracts for services, software or other items, including breakage fees or termination fees, (b) costs relating to any of Supplier’s personnel which are affected by termination of a Service, (excluding severance costs for Supplier employees), (c) fees associated with facilities, hardware or equipment affected by the terminated Service including fees related to terminated leases, (d) costs relating to or in connection with the termination of any related or linked Services, including any Resulting Linked Effects, and (e) costs of any materials or third-party services that, before notice of termination, Supplier paid for or obligated itself to pay for in connection with providing the Services, if and to the extent that Supplier cannot through reasonable commercial efforts obtain a refund for or terminate its obligation to pay for such materials and services.

7.6 Return of materials. The parties will, at the disclosing party’s request and upon termination of this Agreement, use all reasonable efforts to return to the other party or destroy all documents and materials in tangible form, and permanently erase all data in electronic form, containing any Confidential Information. Notwithstanding the foregoing, the parties hereto acknowledge that certain systems utilized by Supplier may not permit the purging or deletion of data, and in such case Supplier agrees to maintain copies of affected Buyer data for the minimum amount of time permitted by such systems and not to use such data for any other purposes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.7 Data return. Upon termination of a Service for any reason, Supplier will promptly provide Buyer with a copy of any Buyer Data relating to such terminated Service (excluding any Buyer Data that has previously been provided to Buyer or that is otherwise already in the possession of Buyer). Buyer Data will be provided in its then current form, in an electronic format and media to be reasonably agreed upon by the parties. The foregoing obligation of Supplier is absolute, and Supplier will not be entitled to withhold such Buyer Data for any reason, including due to Buyer’s breach of this Agreement (provided that in the case Buyer is in breach of this Agreement, that Buyer pays Supplier prior to delivery for any reasonable costs incurred by Supplier to comply with Buyer’s data copy request). Upon providing Buyer with an electronic media copy of the Buyer Data, Supplier will have no further responsibility with respect to such data, including maintaining a backup or archive for Buyer, except as otherwise expressly provided in a Project Statement.

7.8 Access to personnel. When this Agreement or a Service terminates for whatever reason, Supplier will provide Buyer or its designee for a period of three months with reasonable access to personnel and information relating to the provision of the discontinued Service(s) in order to facilitate the future performance by Buyer of such Service(s); provided that nothing in the foregoing will require Supplier to maintain or retain any particular personnel, systems, software or data and the access granted hereunder will be to such resources that Supplier retains in its ordinary course of business.

8. Indemnity, Limitation of Liability and Mitigation of Damages.

8.1 Limit of liability. Neither party nor any of its Affiliates will be liable to the other party or for any special, punitive, consequential, incidental or exemplary damages (including lost or anticipated revenues or profits relating to the same and attorneys’ fees) arising from any claim relating to this Agreement or any of the Services to be provided under this Agreement or the Project Statements, or the performance of or failure to perform such party’s obligations under this Agreement or the Project Statements, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, and regardless of whether such damages are foreseeable or an authorized representative of such party is advised of the possibility or likelihood of such damages.

8.2 Maximum liability. Except with respect to (a) a breach of the confidentiality obligations set forth in Section 9, including liability for Security Breaches as set forth in Section 9.5, or (b) Supplier’s unjustified refusal to perform its obligations under this Agreement, the aggregate liability of Supplier arising out of or in connection with this Agreement will be limited by each specific Service, such that the aggregate liability of Supplier arising out of or in connection with each specific Service will not exceed an amount equal to the aggregate amount of fees (which fees will exclude any pass-through costs of Contractors) paid or payable for such specific Service under this Agreement.

8.3 Mitigation of damages. In addition, the parties will, in all circumstances, use commercially reasonable efforts to mitigate and otherwise minimize damages, whether direct or indirect, due to, resulting from or arising in connection with any failure to comply fully with the obligations under this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.4 Buyer indemnity. Buyer agrees to indemnify, defend and hold Supplier and each of its Representatives harmless against all damages, claims, actions, fines, penalties, expenses or costs (including court costs and reasonable attorneys’ fees) (collectively, “Liabilities”) attributable to any third-party claims asserted against Supplier or its Representatives to the extent arising from or relating to any breach of this Agreement resulting from the negligence or willful malfeasance of Buyer, any of its Representatives or any of its or their respective employees, officers or directors. The limitations in Sections 8.1 and 8.2 do not apply to Buyer’s indemnification and defense obligations under this Section 8.4.

8.5 Supplier indemnity. Supplier agrees to indemnify, defend and hold Buyer and each of its Representatives harmless against all Liabilities attributable to any third-party claims to the extent arising from or relating to (i) the provision of Services under this Agreement resulting from the negligence or willful malfeasance of Supplier, any of its Representatives or any of its or their respective employees, officers or directors, or (ii) the failure of Supplier or its Affiliates to perform the Services in accordance with the standards set forth in Section 4 (subject to the limitations and exceptions in Section 3.3(c) and 4.3). The limitations in Sections 8.1 and 8.2 do not apply to Supplier’s indemnification obligations under this Section 8.5.

8.6 Indemnity procedure. All claims for indemnification under this Section 8 will be made in accordance with the procedures set forth in Article V of the Separation Agreement.

9. Confidentiality.

9.1 Each party will, and will cause its Representatives and their officers, directors, employees and agents to, hold as confidential and not disclose to any other party all information received by it under this Agreement that relates to the other party’s business or that relates to the other party’s activities or deliverables under this Agreement (“Confidential Information”). “Confidential Information” includes: (a) this Agreement and its terms and conditions; (b) the IP and Improvements; (c) the Buyer Data; (d) the Supplier Data; and (e) any information obtained or reviewed by a party in the course of reviewing the other party’s records in accordance with this Agreement. When a party discloses any of its Confidential Information to the other party it will make reasonable efforts to mark the information as “Confidential”, but any failure to mark the information as “Confidential” will not cause the information to lose its status as Confidential Information nor will it relieve the receiving party of its obligations under this Section 9 with respect to that information.

9.2 Notwithstanding Section 9.1, each party may: (a) disclose the other party’s Confidential Information if legally compelled to do so, provided that it promptly informs the other party of the required disclosure; (b) disclose this Agreement as reasonably necessary in connection with efforts to resolve a Dispute; and (c) disclose this Agreement to third parties for strategic due diligence purposes if the third party has signed a confidentiality agreement covering the disclosure.

9.3 “Confidential Information” does not include any information that: (a) is or becomes publicly known through no fault of the receiving party; (b) is known to the receiving party before disclosure under this Agreement, as documented by business records (and ownership of such information has not been allocated to the disclosing party pursuant to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Separation Agreement); (c) is disclosed to the receiving party by a third party having no obligation of confidentiality to the disclosing party; or (d) is independently developed by the receiving party without use of the disclosing party’s Confidential Information as documented by reasonable evidence.

9.4 The parties’ obligations under this Section 9 will continue for five years after the termination of this Agreement, except that to the extent that any Confidential Information constitutes a trade secret, the receiving party’s obligations with respect to that Confidential Information will continue for five years or for such period as the information remains trade secret, whichever is longer.

9.5 “Security Breach” means any actual, probable, or reasonably suspected misuse, compromise, or unauthorized access of Buyer Data, including but not limited to (a) physical trespass on a secure facility; (b) electronic systems intrusion or hacking; (c) loss or theft of a notebook, desktop, smartphone, DVD, CD or other electronic or mobile device, hard drive, thumb drive or information storage device; (d) loss or theft of printed materials; (e) a breach or alleged breach of applicable law, rule or regulation regarding the privacy, security or protection of Buyer Data, including any personally identifiable information therein; or (f) a breach or alleged breach of the privacy, security or data protection policies of Supplier that involves Buyer Data. In the event of a Security Breach, Supplier will take appropriate measures to promptly stop and remedy the Security Breach and promptly notify Buyer. Immediate notification of Buyer is required when the Security Breach involves possible unauthorized access to sensitive financial information or personally identifiable information or at any time when Supplier contacts a third party, law enforcement or government entity about a Security Breach. Supplier agrees to be responsible for any security or privacy related claims, actions or causes of action brought against Buyer in relation to the compromise of Buyer Data in the custody or control of Supplier and hereby agrees to indemnify, defend and hold Buyer and its Affiliates harmless therefrom in accordance with, and subject to the terms and conditions of, Section 8.5. The parties will mutually agree upon the notification to be provided to affected parties as a result of a Security Breach, provided that nothing will prevent a party from complying with any of its obligations under applicable law, rule or regulation. Supplier will bear all expenses incurred by either party relating to any notice or other remedial actions arising from a Security Breach, including payment of the cost of notice and any credit history or other watch service that is offered to affected personnel or customers.

10. General.

10.1 Canadian matters.

(a)	For greater certainty and without limiting any other provision of this Agreement, the parties acknowledge and agree that the Services indicated with “Canada” as a country of service in a Project Statement may be performed by one or more Canadian Affiliates of Supplier (each, a “Canadian Supplier”) for any one or more Canadian Affiliates of Buyer (each, a “Canadian Buyer”).

(b)	The applicable Canadian Supplier will possess all of the rights and obligations of Supplier that relate to the Services to be performed by such

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Canadian Supplier. The applicable Canadian Buyer will possess all of the rights and obligations of Buyer that relate to the Services to be performed for such Canadian Buyer.

(c)	For greater certainty and without limiting any other provision of this Agreement, the Supplier or Canadian Supplier, as applicable, that provides Services to a Canadian Buyer will directly invoice the applicable Canadian Buyer in respect of such Services, and Buyer will cause the applicable Canadian Buyer to make payment for any Services provided to such Canadian Buyer directly to the Supplier or Canadian Supplier of such Services, as applicable.

(d)	Without limiting the generality of Section 5.4, the Allocated Cost for Canadian Services will be exclusive of applicable GST/HST, QST and PST. Any Canadian Supplier will invoice applicable GST/HST, QST and PST. Any Canadian Buyer will withhold from payments to the applicable Supplier or Canadian Supplier any amounts required by law.

10.2 Dispute resolution. Any controversy or claim arising out of or relating to this Agreement (a “Dispute”), will be resolved: (i) first, by negotiation with the possibility of mediation as provided in subsection (a) below; and (ii) then, if negotiation and mediation fail, as provided in subsection (b) below. The procedures set forth in this Section 10.2 will be the exclusive means for resolution of any Dispute. The initiation of mediation or arbitration will not toll applicable statutes of limitation or repose unless the parties otherwise agree in writing.

(a)	Negotiation and mediation. If either party serves written notice of a Dispute upon the other party (a “Dispute Notice”), the parties will first attempt to resolve the Dispute by direct discussions between representatives of the parties who have authority to settle the Dispute. In the event the Dispute is not resolved within 15 days by the initial representatives to whom the matter is referred, the Dispute will be escalated for resolution to the CFO of each party. If the parties agree, they may also attempt to resolve the Dispute through mediation administered by a mutually agreed upon mediator.

(b)	Arbitration or litigation. If a Dispute is not resolved within 45 days after the service of a Dispute Notice, the Dispute will be resolved through arbitration under clause (i) below, except that if the Dispute involves infringement, other violation, validity, enforceability, or ownership of intellectual property rights, either party may initiate litigation under clause (ii) below.

(i)	Arbitration.

(1)

Any arbitration will be administered by the International Centre for Dispute Resolution (the “ICDR”) in accordance with its International Arbitration Rules and before a panel of three arbitrators having experience or expertise in the subject matter of the Dispute. The claimant will designate an arbitrator in its request for arbitration and the respondent

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will designate an arbitrator in its answer to the request for arbitration. When the two co-arbitrators have been appointed, they will have 21 days to select a third arbitrator who will serve as the chair of the arbitral tribunal, and if they are unable to do so, the ICDR will appoint the chair by use of the “list method.” The place of arbitration will be New York, New York. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof or having jurisdiction over the relevant party or its assets.

(2)	Interim relief. At any time during or before the arbitration of a Dispute between the parties, either party may initiate litigation seeking interim relief, including pre-arbitration attachments or injunctions, necessary to preserve the parties’ rights or to maintain the parties’ relative positions pending completion of the arbitration.

(3)	Procedures and remedies in arbitration. In the arbitration, each party will be entitled to reasonable, expedited discovery of documents and information that relate specifically to the substance of the Dispute, but no depositions or third party discovery will be conducted. At least seven days before the hearing, each party will provide the other with a written position statement and copies of all evidence that it intends to produce at the hearing. The parties will treat as confidential all discussions and submissions made in connection with the arbitration proceeding, and all non-public documents and information produced or submitted in the proceeding. The arbitrators’ decision will be in writing, rendered no more than 60 days after the date on which the arbitration panel is selected. The arbitrators will have no authority or power to limit, expand, alter, amend, modify, revoke or suspend any condition or provision of this Agreement nor any right or power to award punitive, exemplary or treble (or other multiple) damages.

(ii)	Litigation. Any litigation that may be initiated in lieu of arbitration, as provided above, will be brought only in the United States District Court for the Southern District of New York or in the state courts located in that District. The parties consent to jurisdiction and venue in those courts. The parties waive the right to a jury in any such litigation.

(c)

Arbitration for Service request Disputes. In the event of a dispute involving a denied or disputed request for a Service as provided in Section 2.5 or under an applicable Project Statement, any arbitration under subsection (b) will be submitted collectively once per month to, and heard

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before, a single arbitrator from Bain & Company, Deloitte or other mutually agreeable consulting firm with knowledge regarding Information Technology systems and requirements. The arbitration will be limited solely to the issues of (i) whether the requested Service is reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses or Supplier is otherwise obligated under the terms of this Agreement to provide the requested Service, and (ii) the reasonableness of the proposed terms for such Services. Each party will use commercially reasonably efforts to cause the arbitrator to decide not later than 30 days after submission of the particular matter to the arbitrator. Except as otherwise provided in this Section 10.2(c), the provisions in Section 10.2(b)(i) will apply to any arbitration under this Section 10.2(c).

(d)	Arbitration for pricing Disputes. In the event of a dispute regarding the amount charged to Buyer for any Service, including calculation of Allocated Costs associated with a Service or a claim that the amount charged is not consistent with the terms of this Agreement, any arbitration under subsection (b) will be submitted collectively once per month to and heard before a single arbitrator from Ernst & Young LLP, or if such accounting firm shall decline to act or is not, at the time of submission thereto, independent of SnackCo or GroceryCo, to another arbitrator from any mutually agreed upon accounting firm. The arbitration will be limited solely to issues of price and cost calculations. Each party will use commercially reasonably efforts to cause the arbitrator to decide not later than 30 days after submission of the particular matter to the arbitrator. Except as otherwise provided in this Section 10.2(d), the provisions in Section 10.2(b)(i) will apply to any arbitration under this Section 10.2(d).

(e)	Expenses. The parties will equally share the fees charged for any mediator’s services and will bear their own internal expenses incurred in connection with resolving a Dispute. If any Dispute is resolved through arbitration or litigation, the prevailing party will be entitled to recover, from the other party, the reasonable out of pocket expenses that it incurred in connection with the arbitration or litigation, including attorneys’ fees, arbitrator fees and expert witness fees.

10.3 Force Majeure. Supplier will not be liable for any failure of performance attributable to acts or events (including war, terrorist activities, conditions or events of nature, industry wide supply shortages, civil disturbances, work stoppage, power failures, failure of telephone lines and equipment, fire and earthquake, or any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority) beyond its reasonable control which impair or prevent in whole or in part performance by Supplier hereunder (“Force Majeure”). If Supplier is unable to perform its obligations hereunder as a result of a Force Majeure event, Supplier will, as promptly as reasonably practicable, give notice of the occurrence of such event to Buyer and will use commercially reasonable efforts to resume the Services at the earliest practicable date; provided, however, that upon any failure of Supplier to provide Services under this Section 10.3, Buyer, in its sole discretion, may terminate its receipt of such Service effective upon notice to Supplier and will not be obligated to pay for Services not performed by Supplier due to an event of Force Majeure.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.4 Relationship of parties. Except as specifically provided herein, neither party will act or represent or hold itself out as having authority to act as an agent or partner of the other party, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement will be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

10.5 Assignment. Either party may assign its rights and obligations under this Agreement to a controlled Affiliate, without the prior written consent of the non-assigning party. Either party may assign its rights and obligations under this Agreement to a third party provider, upon prompt notice to and the approval of the non-assigning party, with such approval not to be unreasonably withheld or delayed. No other assignment of a party’s rights and obligations under this Agreement may be made without the non-assigning party’s prior written consent. In the event of any assignment of a party’s rights and obligations under this Agreement, the assigning party nonetheless will remain responsible for the performance of all of its obligations under this Agreement.

10.6 No third-party beneficiaries. This Agreement is for the sole benefit of the parties to this Agreement and does not benefit or create any right or case of action for any other persons other than Representatives entitled to indemnification under Section 8.

10.7 Entire agreement; no reliance; amendment. This Agreement (including all annexes or other attachments) is the entire agreement with respect to its subject matter, and any prior agreements, oral or written, are no longer effective. In deciding whether to enter into this Agreement, the parties have not relied on any representations, statements, or warranties other than those explicitly contained in this Agreement. No changes to this Agreement are valid unless in writing, signed by both parties.

10.8 Waiver. Except as otherwise specifically provided elsewhere in this Agreement, neither party waives any rights under this Agreement by delaying or failing to enforce them.

10.9 Notices. Except as may otherwise be provided in a Project Statement, all notices under this Agreement will be in writing, sent by hand delivery, by FedEx or other commercial overnight courier, or by email, directed to the address or email address set forth below. Notices sent by hand delivery, by FedEx or other commercial overnight courier are effective upon receipt. Notices sent by email are effective upon transmission, provided that the sender does not receive any indication that the email has not been successfully transmitted.

If to GroceryCo:

General Counsel

Kraft Foods Group, Inc.

Three Lakes Drive

Northfield, Illinois 60093

Email: kim.rucker@kraftfoods.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to SnackCo:

General Counsel

Mondelēz Global LLC

Three Parkway North

Deerfield, Illinois 60015

Email: gerd.pleuhs@mdlz.com

10.10 Counterparts. This Agreement may be executed in counterparts. Facsimile signatures are binding.

10.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability will not affect any other provision of this Agreement. Upon such determination that a provision is invalid or unenforceable, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

10.12 Interpretation. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. The provisions of this Agreement will be construed according to their fair meaning and neither for nor against either party irrespective of which party caused such provisions to be drafted. The terms “include” and “including” do not limit the preceding terms. Each reference to “$” or “dollars” is to United States dollars. Each reference to “days” is to calendar days.

10.13 Governing law. This Agreement will be governed by and construed in accordance with New York law.

10.14 Precedence. If there is any conflict between the terms of this Agreement and specific terms of the Separation Agreement, then the terms of this Agreement will prevail. If there is any conflict between the terms of this Agreement, the Separation Agreement and the terms of any Project Statement, the terms of the Project Statement will prevail.

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10.15 Survival. Sections 1, 5.3, 5.4, 5.6, 5.7, 6, 7.4, 7.6, 7.7, 7.8, 8, 9 and 10 will survive any termination or expiration of this Agreement.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KRAFT FOODS GROUP, INC.		MONDELĒZ GLOBAL LLC

By:	/s/ Timothy R. McLevish	By:	/s/ Gerhard Pleuhs

Its:	Authorized Signatory	Its:	Authorized Signatory

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Annex A: Form of Project Statement
Annex B: Wire Transfer Information
Annex C: Menu Services
Annex D: IT Services Project Statements
D.1: Archived Data Extraction Services
D.2: Hypercare Services
D.3: Email Forwarding Services
D.4: Internet Domain Name Resolution Services
D.5: EDI/B2B Services
D.6: HP Infrastructure Services
D.7: Approva Application Services
D.8: Master Data Center Content Management Services

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EXECUTION VERSION

EXHIBITS TO

MASTER INFORMATION TECHNOLOGY

TRANSITION SERVICES AGREEMENT

between

Kraft Foods Group, Inc.

and

Mondelēz Global LLC

Dated as of September 27, 2012

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Annex A

Form of Project Statement

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between [GroceryCo / SnackCo], a [Virginia corporation / Delaware limited liability company] (“Supplier”), and [GroceryCo / SnackCo], a [Virginia corporation / Delaware limited liability company] (“Buyer”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:

Supplier:

Buyer:

GroceryCo Project Manager:

SnackCo Project Manager:

Description of Services:	Supplier will [INDICATE]

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Agreement

Transition Period:	[INDICATE]

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	[INDICATE]

2.	Service Details.

2.1 Scope and Specifications. [LIST DETAILS, INCLUDING ANY APPLICABLE SPECIFICATIONS]

2.2 Deliverables. [LIST ANY SPECIFIC DELIVERABLES]

2.3 Details regarding Allocated Cost. [IF NEEDED, LIST ANY DETAILS REGARDING THE ALLOCATED COST FOR ANY SERVICES IDENTIFIED ABOVE].

2.4 Payment Terms. [LIST ANY SPECIFIC TERMS OR DIFFERENT TERMS FROM MASTER AGREEMENT]

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FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

[LIST ANY ADDITIONAL TERMS SUCH AS LIMITS OF LIABILITY]

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

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Annex B

Wire Transfer Information

If to GroceryCo:

[ * * * ]

If to SnackCo:

[ * * * ]

For Canadian matters: Canadian billing will be in Canadian $ and any reference to Canadian services provided refers to Canadian $:

If to GroceryCo Canada:

[ * * * ]

If to SnackCo Canada:

[ * * * ]

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Annex C

Menu Services

IT Knowledge Transfer: Supplier will facilitate the transfer of knowledge reasonably useful or necessary to support Buyer’s transition to split or new IT systems, services or technology, including providing access to relevant personnel, training and documentation. These Menu Services will be offered by Supplier for up to 2 years following the Effective Date.

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Annex D

IT Services Project Statements

#1	Archived Data Extraction Services
#2	Hypercare and Cut-Over Services
#3	Email Forwarding Services
#4	Internet Domain Name Resolution Services
#5	B2B/EDI Services
#6	HP, [ * * * ] Infrastructure Services
#7	[ * * * ] Application Services
#8	Master Data Content Management Services
#9	Darwin Application Services
#10	SM7 Service Management Tool Services
#11	Marketing Financial Spend Management Services

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Project Statement #1

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Archived Data Extraction Services

Supplier:	Both GroceryCo and SnackCo

Buyer:	Both SnackCo and GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	During the two year period following Separation, Supplier will provide copies of certain archived data as specified herein

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	2 years

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	Not applicable

2.	Service Details.

2.1 Data Extraction.

(a)	The data to be provided by GroceryCo as Supplier to SnackCo as Buyer (the “GroceryCo Data”) will consist of archived data in digital, electronic form relating to activities prior to the Separation that is in the possession or control of GroceryCo.

(b)	The data to be provided by SnackCo as Supplier to GroceryCo as Buyer (the “SnackCo Data”) will consist of archived data in digital, electronic form relating to activities prior to the Separation that is in the possession or control of SnackCo.

(c)	“Data” means the SnackCo Data or Grocery Data, as applicable.

(d)	Buyer will provide Supplier with a reasonably detailed written request for Data during the Transition Period. Buyer will use commercially reasonable efforts to timely provide the requested Data in light of

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Supplier’s resource constraints and obligations. In the event that Buyer alleges that Supplier has violated its obligation to consider or provide requested Data hereunder, such dispute will be subject to arbitration in accordance with Section 10.2(c) of the Agreement.

2.2 Scope. During the Transition Period, Supplier will extract the relevant Data from Supplier’s systems and provide a copy of such Data to Buyer in the standard format in which such Data has been maintained (the “Data Extraction Services”). Supplier will use commercially reasonable efforts in light of Supplier’s resource constraints and obligations to timely provide the Data Extraction Services at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date. Supplier will have no obligation under this Project Statement to provide any Data in a customized format or to otherwise translate, adapt or reformat any data supplied hereunder, and any requests for customized formats or formatting will be considered Additional Services as provided in the Agreement.

2.3 Data archival. Supplier’s obligation under this Project Statement is to use commercially reasonable efforts to provide any requested Data that Supplier may have in its possession or control; provided that nothing in this Project Statement will impose any obligation on Supplier to maintain or retain any particular Data in any particular manner or for any particular period of time. Nothing in this Project Statement will negate the obligation of a Supplier to maintain or backup Data as required by law, regulation or other agreement between the parties.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Cooperation and Limitation of liability. Each party will cooperate with the other party to accomplish the Services contemplated hereby and will, at the request of the other party, use its respective commercially reasonable efforts to promptly and in good faith take any actions necessary to effect such Services. Provided a party acts in good faith, such party will not be liable for monetary penalties, damages or other remedies for delays or failures to provide Services or Data due to lack of resources or otherwise.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

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Project Statement #2

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Hypercare and Cut-Over Services

Supplier:	Both GroceryCo and SnackCo

Buyer:	Both SnackCo and GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide certain short term technical support services as reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses and enable transition to Buyer’s IT systems

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	Five months

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	See Section 2.1

2.	Service Details.

2.1 Scope and specifications. For the periods specified herein, Supplier will provide technical support services to effect the Separation of the GroceryCo and SnackCo Businesses and enable transition to Buyer’s IT systems as follows:

(a)	Cutover: “Cut-Over” means the Buyer’s transition to split or new IT systems, processes, services or technology as of Separation to effect the Separation of the GroceryCo and SnackCo Businesses. Supplier will provide post-Separation technical services to Buyer (“Cut-Over Services”) necessary to achieve Cut-Over with the goal that all systems, processes and transactional activity in all locations for both GroceryCo and SnackCo, will have been restarted and are functioning post-Separation, including without limitation all manufacturing, warehousing, transportation, procurement, payables, receivables, financial reporting, and customer service [ * * * ]. It is expected the Cut-Over will be complete within 4 days of the Project Statement Effective Date (the “Cut-Over Period”).

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(i)	Personnel will be required from both SnackCo and GroceryCo from the IS, BPM teams and business functions to achieve the objective of Cut-Over and perform the Cut-Over Services. Resources will be individually identified prior to Separation. Personnel providing Cut-Over Services (“Cut-Over Personnel”) will remain co-located at the facilities at which they were located at the time of Separation while providing Cut-Over Services. Buyer will provide sufficient access to Buyer’s facilities and systems as necessary to provide Cut-Over Services and will supply Cut-Over Personnel with office space, access, resources, supplies and support (at Buyer’s expense) consistent with his/her duties in providing Cut-Over Services and the scope of such items and services available prior to Separation.

(ii)	Subject to Section 2.2, Supplier will: (A) use its best efforts to cause Cut-Over Personnel to timely provide the Cut-Over Services; and (B) provide access to the systems, hardware, software code and other resources reasonably necessary to provide the Cut-Over Services.

(iii)	The governance process for managing personnel and oversight of Cut-Over Services being requested and performed will be as set forth in Exhibit 1. The escalation process for issues involving the Cut-Over Services will be will be as set forth in Exhibit 1.

(iv)	A Cut-Over Service will be deemed completed when the applicable system, process or transactional activity will have been restarted post-Separation. In the event that a Cut-Over Service has not been completed by the end of the Cut-Over Period then the parties will manage any extensions of the Cut-Over Period in accordance with the governance and escalation process set forth in Exhibit 1. In the event of a Dispute over an extension, the Dispute will handled in accordance with Section 2.3. Subject to Section 2.1(b), upon completion or termination of their Cut-Over Service duties, Cut-Over Personnel will cease providing Cut-Over Services and relocate to Supplier’s facilities as directed by Supplier.

(b)

Hypercare: Upon completion of Cut-Over Services, Supplier will observe, monitor and validate that Cut-Over has been successfully achieved and that all systems, processes and transactional activities in all locations for both GroceryCo and SnackCo are functioning to a service level consistent with that observed in the 3 months prior to the Project Statement Effective Date (“Hypercare Services”). If no deficiencies are noted during the validation period then Hypercare Services will terminate, however if any deficiencies are noted then Supplier will provide as part of Hypercare

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Services any and all remedial action (including cooperating with Contractors and third parties) required to cause all systems, processes and transactional activities in all locations for both GroceryCo and SnackCo to a achieve service level consistent with that observed in the 3 months prior to the Project Statement Effective Date. Such Hypercare Services may be provided for up to three months following the Project Statement Effective Date (the “Hypercare Period”).

(i)	Unless otherwise agreed by the parties, personnel providing Cut-Over Services will be utilized to provide Hypercare Services during overlap with the Cut-Over Period. For the remainder of the Hypercare Period, personnel providing Hypercare Services (“Hypercare Personnel”) will be those individually identified prior to Separation or as otherwise requested and agreed by the parties. Hypercare Personnel will remain co-located at the facilities at which they were located at the time of Separation while providing Hypercare Services. Buyer will provide sufficient access to Buyer’s facilities and systems as necessary to provide Hypercare Services and will supply Hypercare Personnel with office space, access, resources, supplies and support (at Buyer’s expense) consistent with his/her duties in providing Hypercare Services and the scope of such items and services available prior to Separation.

(ii)	Subject to Section 2.2, Supplier will: (A) use its best efforts to cause Hypercare Personnel to timely provide the Hypercare Services; provided that Hypercare Personnel will be entitled to work on other matters for Supplier when not engaged in providing Hypercare Services; and (B) provide access to the systems, hardware, software code and other resources reasonably necessary to provide the Hypercare Services.

(iii)	Unless otherwise agreed by the parties, the governance process for Hypercare Services will be the same as that applicable to Cut-Over Services during overlap with the Cut-Over Period. No specific governance process will apply after expiration of the Cut-Over Period and any governance issues will be initially be handled by the Project Managers. Unless otherwise agreed by the parties, the escalation process for issues involving Hypercare Services will be the same as that applicable to Cut-Over Services.

(iv)

A Hypercare Service will be deemed completed when the applicable system, process or transactional activity will have been fully restarted and is functioning to a service level consistent with that observed in the 3 months prior to the Project Statement Effective Date. In the event that a Hypercare Service has not been completed by the end of the Hypercare Period then the parties may mutually agree upon any necessary extensions of the Hypercare

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Period for up to 2 additional months. In the event of a Dispute over an extension, the Dispute will handled in accordance with Section 2.3. Upon completion or termination of their Hypercare Service duties, Hypercare Personnel will cease providing Hypercare Services hereunder and relocate to Supplier’s facilities as directed by Supplier.

2.2 Limit on obligation. Supplier will have no obligation to provide Services under this Project Statement, and may decline to provide such requested Services in its sole and absolute discretion, to the extent: (i) the requested Service is not reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses or Buyer’s transition to split or new IT systems or technology; (ii) the requested Service is not a Service that was provided or supplied by Assets (including personnel) of Supplier for the Business of Buyer during the 12 months preceding the Effective Date; (iii) the requested Service could be obtained from other commercial service providers in a commercially reasonable manner; or (iv) the Service is covered by or subject to another agreement, including another transition services agreement, between the parties relating to the Separation or to transition or interim services to be provided in connection with the Separation.

2.3 Escalation and Disputes. During the Cut-Over Period or Hypercare Period, in lieu of the escalation process in Section 10.2(a) of the Agreement, all issues or Disputes will be subject to the escalation process set forth in Exhibit 1. If the Dispute is not resolved under the foregoing sentence, it will be subject to arbitration in accordance with Section 10.2(c) of the Agreement.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Cooperation and Limitation of liability. Each party will cooperate with the other party to accomplish the Services contemplated hereby and will, at the request of the other party, use its respective commercially reasonable efforts to promptly and in good faith take any actions necessary to effect such Services. Provided a party acts in good faith, such party will not be liable for monetary penalties, damages or other remedies for delays or failures to provide Services due to lack of resources or otherwise. Nothing in this Project Statement will obligate Supplier to provide any temporary staffing or general help desk support services.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

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Exhibit 1

Governance and Escalation

Governance Process:

The Governance structure will be established using the KF PMO Command Center concept. The Command Centers have been established across IS and the BU’s and functions and begin operating on October 2 with a regular cadence of meetings. The meeting attendees from IS are based on “Gemini” pre-Separation roles and will consist of Business/functional IS leads/Gemini PMO as per the Gemini team structure existing prior to Separation (as depicted in the diagram below), including the IS Steering Committee, IS Gemini Functional Leads, Project Management Office, Business Transition Team IS Reps, IS Workstreams (Catalyst and Non-Catalyst applications, IS Financials, Data Separation Policies, Controls, Contracts, CCS, Organization, Inflight projects, Infrastructure, and Regional leads) and Functional Team IS Reps (Finance, HR, Sales, Marketing, B2B, ESS, Corporate Services, Supply Chain, RDQ). The Governance team will require meeting space consistent with meetings scheduled prior to Separation. The Governance team will continue to hold weekly PMO core team meetings and other meetings deemed necessary to supplement the Command Center meeting cadence per the Day 2 Onwards diagram depicted below. Governance deliverables will include the daily “Four Box Status” for IS and accompanying metrics.

Escalation:

All issues identified during the Cut-Over Period or Hypercare Period will be escalated per the Command Center processes being established at the KF level. As needed, internal IS issues will be immediately (same day if possible) escalated to the respective CIO’s of both GroceryCo and SnackCo for resolution. In the event an issue is not promptly resolved by such parties, either party can require immediate escalation of the issue for resolution by the CFO of each party.

[ * * * ]

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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[ * * * ]

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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Project Statement #3

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Email Forwarding Services

Supplier:	GroceryCo

Buyer:	SnackCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will cause its email Contractor to redirect and forward email sent to old Buyer email addresses to new email addresses adopted by Buyer

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	2 years

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	Supplier will use commercially reasonable efforts to provide the Email Service in conformance with the scope of Services set forth in Section 2.1

2.	Service Details.

2.1 Scope. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	Email forwarding will be done for all employees and contractors who move from the @kraftfoods.com email address format to a @snackco.com e-mail address format on the day of Separation. During the Transition Period,
e-mail sent to an @kraftfoods.com email address that belonged to a SnackCo employee prior to separation will be forwarded by GroceryCo’s e-mail Contractor to the appropriate @mdlz.com email address as it exists on the day of Separation.

(b)	No updates to the email forwarding table will be accepted after Separation during the Transition Period.

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(c)	If SnackCo changes or adds additional e-mail address formats, no forwarding to those changed or new e-mail addresses will be enabled under this Project Statement.

(d)	If any SnackCo users are added or removed during the Transition Period, no changes will be made to the forwarding strategy. SnackCo will be solely responsible for sending any delivery failure or other return e-mails to the message sender.

(e)	During the Transition Period, GroceryCo will not store or retain any e-mails being forwarded. The performing Contractor for GroceryCo’s e-mail solution will simply forward the e-mail and discard all copies of the original email. In addition, neither GroceryCo nor its Contractor will send any automatic reply to e-mail senders notifying them that the recipient’s e-mail address has changed.

(f)	At the end of the Transition Period, GroceryCo will notify its e-mail Contractor to discontinue the e-mail forwarding for all users simultaneously.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #4

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement.. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Internet Domain Name Resolution Services

Supplier:	GroceryCo

Buyer:	SnackCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will continue to host and resolve DNS names for SnackCo resources not yet migrated to appropriate SnackCo DNS names

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	18 months

Notice Requirement for Early Termination:	90 days

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	See Section 2.2

2.	Service Details.

2.1 Scope. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	GroceryCo will cause its Contractor to continue to host and resolve DNS names for SnackCo resources not yet migrated to appropriate SnackCo DNS names. For example, GroceryCo will keep the existing collaboration.kraft.com name and associated IP address in their external DNS solution and provide DNS resolution services for up to 18 months.

(b)	No new SnackCo addresses will be added to any GroceryCo DNS domain name after Separation.

(c)	At the end of the Transition Period, GroceryCo will notify it’s external DNS Contractor to remove all SnackCo DNS names.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2 Specifications. Supplier will use commercially reasonable efforts to provide the Services hereunder at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #5

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	B2B/EDI Services

Supplier:	SnackCo

Buyer:	GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide Services to Buyer using Supplier’s B2B (Business to Business) Application which provides EDI (Electronic Data Interchange) services (Communication, Translation, Visibility) globally.

Location/Country of Service:	Globally

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	1 year

Charges and Payment:	Allocated Cost plus Mark-Up (estimated at $[ * * * ] as provided in Section 3.2)

Service Level Agreement:	SLA’s will be maintained per the existing support contract Bell 2.0 with Infosys LTD.

Specifications:	See Sections 2.1 and 2.2

2.	Service Details.

2.1 Description and background. The B2B application (the “Application”) is a key enabler for functions such as OTC (Order to Cash), BTC (Bill To Cash), OTM (Transportation Management), Fusion/3PL (Warehouse Management/Third Party Logistics Providers), Treasury/Banking (EFT) and many “SaaS” (Software as a Service) solutions. The B2B Application provides direct computer to computer interfaces to many internal Kraft applications (such as SAP), however there is no direct end user access to the Application. [ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2 Scope. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	Supplier will maintain and provide access to the Application to conduct, consistent with practices existing at Separation, B2B exchanges with key customers, vendors and suppliers.

(i)	The Application will process EDI messages in supporting Order processing/Order fulfillment, Distribution/Transportation and Bill to Cash. The EDI messages which will be used to support Buyer are set forth in attached Exhibit 1.

(ii)	In North America the Application will process all Electronic Banking interfaces supporting Buyer Account Receivable, Account Payable and SHARP/HR transactions.

(iii)	In North America the Application will exchange data electronically with Customers (e.g., [ * * * ]), Banks (e.g., [ * * * ]) and Suppliers (e.g., [ * * * ]).

(b)	Supplier will provide EDI onboarding to support key project and customer mandated changes as required by Buyer:

(i)	Onboarding of incremental Fusion Warehouse (3PL) EDI interfaces within North America;

(ii)	Onboarding of incremental OTC EDI interfaces worldwide (Orders, Invoices); and

(iii)	External customer mandated requests which include:

(1)	Upgrade to newer EDI versions;

(2)	EDI message exchanges (Debit/Credit Notes, EFT’s); and

(3)	Support of new business programs.

(c)	Supplier will, consistent with past practices in the 12 months preceding the Project Statement Effective Date, provide production support and interfaces as well as the architecture to support Application development, testing and production environments.

(d)	Supplier will provide governance for Change Management processes to ensure proper Buyer approvals/sign-offs are obtained prior to production implementations as well as proof of testing.

(e)	Supplier will manage external approved communication on behalf of Buyer with trading partners required to support B2B interfaces and on-boarding activities as necessary.

(f)	Any portions of the Services that are provided by or obtained from a Contractor will be provided in accordance with existing agreements with such Contractor.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3 Specifications. Supplier will use commercially reasonable efforts to provide the Services hereunder (a) consistent with the specifications referenced above and otherwise at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date; and (b) consistent with the target SLA’s set forth above. To the extent that Services are provided by a Contractor and not by Supplier, Supplier will use commercially reasonable efforts to case the Contractor to provide the Services consistent with the levels set forth in this Section 2.3.

2.4 Exit plan. During the Transition Period, Buyer will execute a project to evaluate, select and migrate to an outsourced B2B Managed service provider by the end of the Transition Period with termination of Services for processing Buyer transactions on the Supplier B2B Application to be accomplished by the end of the Transition Period.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement. Any early termination permitted under the Agreement that occurs during a month will be considered to be completed at month-end for billing purposes.

3.2 Costs. Supplier will provide the Services for an estimated Allocated Cost of $[ * * * ] plus Mark-Up for a total of $[ * * * ] over the 12 month Transition Period. This cost will be invoiced monthly in equal installments during the Transition Period. Any costs incurred by Supplier or its Contractors in connection with assisting Buyer in establishing an exit plan as contemplated in Section 2.4 or in transitioning Services to a new provider will be separately reimbursed by Buyer on an Allocated Cost basis per the Agreement. Any additional costs incurred by Supplier as a result of changes to the Services, including pursuant to the change management process with any Contractor, will be separately reimbursed by Buyer on an Allocated Cost plus Mark-Up basis per the Agreement.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1

B2B EDI messages

Shipping	Transportation
856 – Advanced Ship Notice	204 – Load Tender
861 – Receiving Advice	210 – Freight Bills
894 – Delivery/Return Base Record	214 – Carrier Shipment Status
895 – Delivery/Return Adjustment	301 – Ocean Booking Request
304 – Ocean Shipment Information
Order/Billing	404 – Rail Carrier Shipment Information
810 – Invoice	990 – Response to Load Tender
850 – Purchase Order
855 – Purchase Order Acknowledgement	Financial
860 – Purchase Order Change	812 – Credit/Adjustment
867 – Product Transfer and Resale Report	820 – Payment Order/Remittance Advice
875 – Grocery Purchase Order	823 – Lockbox
880 – Grocery Invoice	824 – Applicable Advice
882 – Direct Store Delivery Summary Information

Item Catalog Information
879 – Price Information
832 – Item/Price
888 – Item Maintenance	Warehouse
889 – Promotion Announcement	846 – Inventory Inquiry
GDS – 1SYNC	940 – Warehouse Shipping Order
944 – Warehouse Stock Transfer
NON EDI	945 – Warehouse Shipping Advice
US Bank AP Files (NACAH)	947 – Warehouse Inventory Adj Advice
US Payroll Files
US Advertising files
US Check Image files	XML – Purchase Contract for Coffee

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #6

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	HP, [ * * * ] Infrastructure Services

Supplier:	SnackCo

Buyer:	GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	(1) Supplier will cause its Contractor, HP (“HP”), to provide the short term network transition services specified herein, in accordance with and subject to the terms of the HP Master Professional Services Agreement (the “HP MPSA”), as reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses. (2) Supplier will also cause its other Contractors [ * * * ] to provide ongoing services and support in accordance with existing agreements with such vendors as reasonably necessary to effect the Separation of the GroceryCo and SnackCo Businesses.

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	Ending December 31, 2013.

Charges and Payment:	Charges for HP Services are based on the current HP MPSA Resource Units (RU), volumes, and site locations. A monthly invoice for Services will be generated from SnackCo and provided to GroceryCo. [ * * * ] Charges for Services for other vendors are Allocated Cost plus Mark-Up.

Service Level Agreement:	Per HP MPSA Schedule 3.2 Service Level Definitions and Schedule 3.1 Service Level Matrix

Specifications:	See Section 2.1, 2.2 and 2.8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Service Details.

2.1	Scope of service

(a)	Supplier will cause HP to provide, manage and support all applicable networks specified in the HP MPSA except those for which responsibility is assigned to a party other than HP per Schedule 18 of the HP MPSA. This list of applicable sites at which Services will be provided and the types of Services (WAN, LAN, Voice, Network Security and PSTN Trunking) at each site which are covered under this Project Statement is set forth in the asset allocation master site list (Gemini – Network TSA Tracking.xlsx) (the “Site List”) (a copy of the Site List current as September 19, 2012 is attached hereto as Exhibit 1). The network tower leads under the HP MPSA for SnackCo ([ * * * ]) and GroceryCo ([ * * * ]) (the “Network Leads”) will update the Site List from time to time to reflect transition of responsibility for specific network Services to Buyer.

(b)	Supplier will use commercially reasonable efforts to cause HP to provide the Services hereunder consistent with the Service Level Agreement referenced above, and otherwise at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date.

(c)	[ * * * ]

(d)	Network Services will be performed within the physical boundaries of the WAN, MAN, LAN, WLAN, Standard Voice Network and the typical physical configurations, components, and boundaries of the network Services.

2.2 Services definition. During the Transition Period, Network Services will be delivered per Schedule 2.1, Schedule 2.2 and Schedule 2.4 of the HP MPSA:

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3	Transition Services operational model

(a)	Financial terms

(i)	Invoice process

(1)	SnackCo will provide GroceryCo with billing for GroceryCo locations on a monthly basis according to actual RU (Resource Unit) consumption broken down by location:

a.	If a location is shared, the actual Services costs for the location will be allocated to SnackCo and GroceryCo based on the relative size of the facility and the split of the users.

b.	If a shared location becomes either a 100% GroceryCo or SnackCo location, the monthly Services billing from SnackCo to GroceryCo will be adjusted on the next month’s billing following the change from a shared location to a single company location. Any such changes occurring during a month will be considered to be completed at month-end for billing purposes. The Network Leads are responsible for updating the Site List and communicating to Finance any changes in facility status or lease end dates.

c.	Shared Services locations will be covered by, and invoiced as part of, a separate Business transition services agreement between the parties.

(2)	SnackCo will provide GroceryCo with an invoice and supporting documentation for Services according to the Corporate Billing Process agreed upon by the parties.

(3)	Any adjustments necessary to invoicing will be accomplished in the subsequent month’s invoice between SnackCo and GroceryCo.

(ii)	Existing Asset ownership

(1)	Ownership of all network assets relating to the Services that exist as of Separation will be assigned to the applicable party as set forth in the asset allocation Site List managed by the SnackCo Network Lead and GroceryCo Network Lead as of Separation (e.g., as of the start of the Transition Period).

(iii)	Service or hardware acquisition during Transition Period

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(1)	Any tangible assets, including network hardware or software, procured during the Transition Period in connection with the Services will be allocated to the applicable party as set forth in the Site List managed by the SnackCo Network Lead and GroceryCo Network Lead, and such company will own and bear financial responsibility therefor.

a.	Prior to the start of the Transition Period, SnackCo will request from HP a list of then-existing assets that would be stranded after the end of the HP MPSA. Ownership and costs will be allocated to either GroceryCo or SnackCo based on the location of the asset as set forth in the Site List managed by the SnackCo Network Lead and GroceryCo Network Lead. GroceryCo will verify the accuracy of the allocations of assets assigned to GroceryCo.

b.	At the end of the Transition Period or upon early termination of the Services by either SnackCo or GroceryCo as specified in Section 2.7, SnackCo will request from HP a new list of incremental assets acquired during the Transition Period that would be stranded after the end of the HP MPSA. Ownership and costs will be allocated to either GroceryCo or SnackCo based on the location of the asset as set forth in the Site List managed by the SnackCo Network Lead and GroceryCo Network Lead. GroceryCo will verify the accuracy of the allocations of assets assigned to GroceryCo.

(2)	Each Non-Standard Service Request (“NSSR”) should be assigned a company and/or location for billing purposes.

(b)	Operational terms

(i)	Services will be performed as specified in the Policies and Procedures Manual as defined in the HP MPSA. GroceryCo will work directly with HP on day to day escalations, outages, etc. in accordance with the current North American escalation process, without the need to contact or involve SnackCo. Notwithstanding the foregoing, the following exceptions will apply:

(1)	Any contractual changes to the current Statements of Work to the HP MPSA will be managed by SnackCo.

(2)	Any changes that would impact financial obligations under the HP MPSA, including any resolutions of financial disputes with HP, will be managed by SnackCo.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(3)	Significant operational performance issues will be escalated to and managed by SnackCo.

(ii)	Technical Change Management will be performed in the following manner:

(1)	The Technical Change Management process as set forth in in the HP MPSA will be delivered as specified in the Policies and Procedures Manual, with GroceryCo permitted to participate in shared infrastructure/application changes. Alternately, both parties can agree to establish separate Technical Change Management processes to address GroceryCo network changes only.

(2)	To the extent permitted under the HP MPSA, GroceryCo, SnackCo and HP will participate in one Change Control Board and Change Approval Board with respect to shared infrastructure/Services.

(iii)	NSSRs will be managed as specified in the Policies and Procedures Manual, with the following exceptions:

(1)	The NSSR cannot alter the terms and conditions of the current HP MPSA without SnackCo written consent.

(2)	Billing for NSSRs must follow financial terms as outlined in Section 2.3(a) – Financial Terms of the HP MPSA.

(c)	Security and internal controls

(i)	Security will be administered per the current HP MPSA, with the following exceptions:

(1)	SnackCo has the final approval on any security and internal controls.

(2)	SnackCo Security and Internal Controls will be aligned to the review and approval process with HP.

(3)	SnackCo Security and Internal Controls will document and manage the request for access and approvals process.

2.4	Governance model

(a)	SnackCo will continue to participate in the Governance structure specified in the HP MPSA. GroceryCo will not be entitled to join in such governance structure but will work with SnackCo (via the GroceryCo Project Manager) on applicable matters involving governance activities. SnackCo will coordinate input from GroceryCo for consideration and introduction to Governance bodies. Alternately, both parties can agree to establish separate Governance processes to address GroceryCo network governance issues only.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	All contractual and financial change controls will be managed by SnackCo per the Governance structure.

(c)	Supplier Performance and Relationship Management will be the responsibility of SnackCo.

(d)	The following items will be handled in the SnackCo Source Governance Forum:

(i)	Billing disputes with HP

(ii)	Contractual disputes with HP

(iii)	Escalation of HP performance issues

(iv)	Key personnel appointments.

2.5	Personnel

(a)	The GroceryCo and SnackCo Project Managers will act as the primary contact persons for the provision or receipt of network Services hereunder.

(b)	GroceryCo and SnackCo will have an appropriate staffing model to deliver and consume the Services outlined in this Project Statement, including the day-to-day operations and governance model participation.

(c)	GroceryCo will have appropriate staffing to validate invoices in a timely manner.

2.6	SLAs

(a)	HP will provide Services in accordance with the SLAs in the HP MPSA, including Schedules 3.1 and 3.6. Supplier will cause HP to perform in accordance with such SLAs, and in the event Services provided to Buyer do not meet such SLAs then Supplier will pursue service credits and other remedies on Buyer’s behalf under the HP MPSA. Any recoveries for SLA deficiencies are subject to Section 3.3(c) of the Agreement.

(b)	For certain requests requiring involvement of and/or approvals from SnackCo, no more than 10% will be added to the total SLA time for SnackCo to process the request.

(c)	Any requests regarding SLAs that impact the contract, billing, pricing or RU structures are required to be processed by SnackCo.

(d)	Reporting and reviewing SLAs will be performed per the governance structure outlined in Section 2.4 above.

2.7	Transition exit plan and termination assistance.

(a)	GroceryCo will continue to utilize the SnackCo network infrastructure and services while both SnackCo and GroceryCo finalize their future network architectures.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	GroceryCo and SnackCo will execute sourcing events based on the network architecture strategy for each company. The plan will include technical migration of GroceryCo from the current network to the new architecture and suppliers.

(c)	Either SnackCo or GroceryCo may exit the Services arrangement with HP prior to the end of the Transition Period as follows:

(i)	SnackCo must provide HP and GroceryCo with 90 days’ written notice to terminate the HP MPSA during the Contract Extension Year and can only terminate after both SnackCo and GroceryCo have an agreed upon exit plan.

(ii)	GroceryCo may exit the Services arrangement at any time after May 31, 2013, provided that GroceryCo gives SnackCo 90 days’ written notice. To minimize any contract price increases, GroceryCo and SnackCo must coordinate with HP to plan for elimination of services and HP costs.

(iii)	If GroceryCo and/or SnackCo do not plan appropriately with HP and the result is stranded or increased costs, the party creating the increased costs will be responsible for payment of such costs.

(d)	SnackCo will cause HP to provide to GroceryCo Termination Assistance (as defined in the HP MPSA) to transfer services from HP to another provider in accordance with the HP MPSA. Termination Assistance will be requested via NSSR and subject to the terms of the HP MPSA. Costs for Termination Assistance provided by HP will be attributable to the party that requested such assistance (i.e., there are no shared Termination Assistance costs).

2.8	Other Services Provided by [ * * * ]

(a)	Supplier will cause the above referenced Contractors to provide the following Services consistent with past practice. Services provided by these vendors may be exited at any point after the Project Statement Effective Date upon 30 days’ written notice.

(i)	WAN Core services with [ * * * ] (router management, VPN tunnel management, backbone services);

(ii)	Plant firewall management with [ * * * ]; and

(iii)	WAN optimization management with [ * * * ].

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1

Site List

[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #7

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	[ * * * ]

Supplier:	SnackCo

Buyer:	GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide Buyer with access to an environment hosting the [ * * * ] application, including certain support services

Location/Country of Service:	Worldwide

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	6 months

Charges and Payment:	Allocated Cost plus Mark-Up [ * * * ]

Service Level Agreement:	Not applicable

Specifications:	Supplier will use commercially reasonable efforts to provide the Service in conformance with the scope of Services set forth in Section 2.1 and the service level in Section 2.2.

2.	Service Details.

2.1 Scope. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	Supplier will provide Buyer with access to a dedicated NA production environment (the “Environment”) consisting of the following:

(i)	The dedicated Kraft [ * * * ] hardware server (the “Server”) in use as of the date of Separation; and

(ii)	The suite of [ * * * ] tools licensed by Kraft Foods as of the date of Separation (the “Application”) consisting of: Authorization Insights, Certification Manager, User Activity Insight, System Configuration Insight, Access Management Insight.

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(iii)	Access will be provided for a maximum of 750 Buyer named users.

(b)	Supplier will cause its Contractor, HP to continue to provide, subject to the terms of the HP Master Professional Services Agreement between Supplier and HP (which is hereby incorporated herein), infrastructure technical support.

(c)	Supplier will cause its Contractor, [ * * * ] (the licensor of the Application) to continue to provide, subject to the terms of the annual maintenance agreement between [ * * * ] and Supplier (which is hereby incorporated herein), technical support for the Application.

(d)	Supplier will cause the Supplier consultant responsible for providing Application level technical support at the time of Separation to continue to provide Buyer with full Application level technical support.

2.2 Service levels. Subject to Section 2.6, Supplier will use commercially reasonable efforts in light of Supplier’s resource constraints and obligations to, and to cause its Contractors to, timely provide the Services at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date.

2.3 Deliverables. Upon termination or expiration of this Project Statement, Supplier will provide Buyer with a copy of Buyer’s data collected or generated during the Transition Period (the “Data”) and the configuration for the Environment, in a format and medium reasonably acceptable to both parties, including SOD/Sensitive rulesets, mitigating controls, exclusions, and security configuration (AOD authorized users and approvers, security system parameter specifications). The Environment, including the Server, will be and remain a Supplier asset, and no title or ownership therein is transferred to Buyer.

2.4 Audit data. For a period of 18 months following Separation, Supplier will at the request of Buyer provide Buyer with access to historical [ * * * ] audit reports covering the Data for the purposes of auditing and compliance. Report information will include historical records for the Access On Demand process, changes to the rulesets and mitigating controls, system configuration changes, and all other security user access changes. Supplier’s obligation under this Project Statement is to use commercially reasonable efforts to provide any requested Data that Supplier may have in its possession or control. Nothing in this Project Statement will impose any obligation on Supplier to maintain or retain any particular Data for more than 18 months following Separation; provided that nothing in this Project Statement will negate the obligation of a Supplier to maintain or backup Data as required by law, regulation or other agreement between the parties.

2.5 Exit plan. During the Transition Period, Buyer will execute a project to evaluate, select and migrate to new environment/application by the end of the Transition Period. In the event that Buyer requires continued access to the Environment, including the Application, after the end of the Transition Period, Supplier will, and will to the extent possible under any applicable contract with its Contractor, cause Contractor to, provide transition assistance to assist

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Buyer in executing its exit plan and migration, provided that Buyer shall bear the costs of all such Services, including any penalties or stranded or increased costs resulting from such continued use after the Transition Period or after Supplier’s transition to a different environment or application. In no event shall Supplier be required to provide Services hereunder or access to the Environment, Server or Application more than one year after Separation except as Supplier may otherwise agree in writing in its discretion.

2.6 Limit on obligation. Supplier will have no obligation to provide Services under this Project Statement, and may decline to provide such requested Services in its sole and absolute discretion, to the extent: (i) the requested Service is not a Service that was provided or supplied by Assets (including personnel) of Supplier for the Business of Buyer during the 12 months preceding the Effective Date; or (ii) the Service is covered by or subject to another agreement, including another transition services agreement, between the parties relating to the Separation or to transition or interim services to be provided in connection with the Separation.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Costs. Supplier will provide the Services for an estimated Allocated Cost of $[ * * * ] plus Mark-Up for a total of $[ * * * ] over the 6 month Transition Period. This cost will be invoiced monthly in equal installments during the Transition Period. Any costs incurred by Supplier or its Contractors in connection with assisting Buyer in establishing an exit plan as contemplated in Section 2.5 or in implementing Buyer’s transition project, will be separately reimbursed by Buyer on an Allocated Cost basis per the Agreement, including any lease or other costs associated with the Server.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

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Project Statement #8

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Master Data Content Management Services

Supplier:	GroceryCo

Buyer:	SnackCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:

(1) Supplier will provide, in Buyer’s dedicated environment, content management services for the commercialization and maintenance of various domains/areas including: Direct Material, Indirect Material, Vendor, Warehouse Customer, Snacks Food Service Delivery, and Export/Foreign to Foreign, Pricing, and Hierarchy processes for Buyer’s North American (U.S. and Canada) processes.

(2) Supplier will cooperate to provide knowledge transfer of the content management services to Buyer, including training and documentation of transitioned work, before the Transition Period ends.

Location/Country of Service:	North America (U.S. and Canada)

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	8 months

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	See Section 2.5.

Specifications:	See Section 2.5.

2.	Service Details.

2.1	Personnel.

(a)	Supplier management personnel (the “Supplier Management Personnel”) will direct a core team [ * * * ] (the “Services Team”) to provide the Services hereunder. The parties contemplate that the Services Team will be composed of [ * * * ] dedicated employees of Buyer

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([ * * * ]) and [ * * * ] of contractors retained by Buyer. Service Team members located in Canada ([ * * * ]) will be providing base support for Canadian BU domains whereas the U.S. based resources ([ * * * ]) will be providing support for the overall Master Data Content services.

(b)	In the event that Services Team is not fully staffed as of Separation, Supplier will be responsible for contracting or otherwise procuring personnel/resources to achieve [ * * * ] (with the Allocated Cost plus Mark-Up of any retained personnel passed back through to Buyer). Buyer’s management personnel shall be responsible for managing all Buyer employees on the Services Team, however such personnel will be dedicated to providing Services hereunder and their activities will be directed by Supplier Management Personnel in providing the Services.

(c)	With any departure (turnover) of any Services Team member during the Transition Period, Supplier will be responsible for contracting or otherwise procuring personnel/resources to replace such individual (and for training such replacements) (with the Allocated Cost plus Mark Up of such replacement personnel passed back through to Buyer).

(d)	For the transition of work to the East Coast SS COE, there will be resources that are identified who understand the process of data creation and maintenance for their specific tasks (in detail) and have the ability to provide Subject Matter Expertise (“SMEs”) to successfully complete work prior to the end of the Transition Period.

2.2 Scope of services. During the Transition Period, the following Services will be provided to Buyer:

(a)	Services will consist of the base level content management Services for the commercialization and maintenance of the areas set forth in Section 2.3. Services will be provided in accordance with the Service details set forth in Sections 2.2 and 2.3. Commercialization means, consistent with industry usage, moving an item from idea to market by managing the finished good life cycle and material (raw and pack) life cycle, and includes: reservation of Kraft Item Codes/GTINs, enforcement and compliance to industry standards and Kraft Foods policies, collaboration and guidance on finished good/raw material and packaging set-up (including parent/child linkage for finished goods), collection of attributes from various stakeholders, analysis and creation of input documents, completion of input into production systems to active finished goods/raw materials/packaging Items, and communication of activation to all partners in the End to End (E2E) Process.

(b)	All requests for Services will be submitted, consistent with the process existing at Separation, by Buyer’s representatives (PCM, RDQ, Plant Data Steward, and Governance) to the designated Services Team for completion. Separate security and work stream queues will be established.

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(c)	The data creation and maintenance in MDM/Portal of the Direct Material, Indirect Material (MRO), Vendor, Pricing Import/Export/Foreign to Foreign, Warehouse Customer, FSD, Hierarchy and Pricing areas will be provided by the designated Services Team handling all of Buyer’s requests in the Buyer environment.

(d)	Buyer system security access will be given to the designated Services Team to manage all of Buyer’s Service requests. Incremental security access will need to be provided for Supplier Management Personnel and analysts that support hierarchy, pricing processes, and other areas as needed.

(e)	Only the designated Buyer upfront and downstream E2E partners in the commercialization material and product create processes will interact with the designated Services Team (provided the foregoing shall not be deemed to limit Buyer’s rights to manage Buyer’s employees). The Supplier Project Manager will have the discretion to bring Supplier resources into the Buyer’s environment for issue resolution as deemed necessary. It may be necessary to include the Buyer Project Manager to help troubleshoot organizational and process bottlenecks due to the placement of new players in new jobs that are integral to the E2E commercialization processes.

(f)	Supplier will provide Buyer with user training and documentation as it exists at Separation for all Service areas hereunder.

(g)	As part of the Services hereunder, Supplier Management Personnel and Services Team members will support the transition of the Services to Buyer resources. Such transition Services will include providing knowledge transfer, training and documentation in accordance with a transition plan developed by Buyer.

2.3 Detailed Service scope and workflow. The following sets forth the domains/areas for which Services will be provided and details on the scope and specification for the Services for each indicated area:

(a)	Import, Export, Foreign to Foreign:

(i)	Imported items to be sold in the U.S. need full commercialization

(ii)	Items produced exclusively for export require complete system setup

(iii)	U.S. or Canadian items that will also be sold abroad need extension to additional Sales Orgs & DCs

(iv)	F2F items are setup by U.S. MD in ECC only

(v)	Generation of KIC7 numbers to sell U.S. items abroad

(vi)	Issue resolution

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(b)	Pricing:

(i)	Military MDA pricing is loaded for Cadbury SKUs

(ii)	Military Commissary and Hawaii pricing is calculated and loaded for Cadbury SKUs

(iii)	Puerto Rico pricing loaded

(iv)	Cross Boarder Pricing is loaded for Mexico

(v)	Retail Route-to-Market pricing is calculated and loaded

(vi)	FS R2M & Retail Lift pricing is calculated and loaded

(vii)	Manage all major Retail (Biscuit and Cadbury) & FS Snack Price Actions

(viii)	U.S. Retail commercializes new FS Snacks items and calculates & loads pricing

(ix)	Price Lists management for business supported by Supplier for Buyer. (For example, excludes Cadbury Warehouse business which is performed by Buyer today).

(x)	Pricing error resolution excluding Cadbury Warehouse business.

(c)	Direct Material (Raw, Package, Semi-Finished Goods):

(i)	Stakeholders: PCM, R&D, Plant, Transportation, Finance, APC, Governance, Procurement

(ii)	Stewardship of the enterprise data (Master Data) vs. regional data

(iii)	Forms, MDM/Portal, SAP, and dialysis reports

(iv)	Meridian (Spec) / Mosaic (Packaging) interfaces

(v)	Liaison with IS / Governance / Stakeholders for system support /enhancement project

(vi)	Single point of contact for assistance

(d)	Indirect Material (MRO):

(i)	Stakeholders - Plant / Storeroom Manager / Procurement

(ii)	Stewardship of the enterprise catalogs, attribute characteristics, and material data

(iii)	Forms (NMRO), SAP 4.7, BugEye, and reports

(iv)	Project works supporting COE/BPM

(v)	Liaison with IS / BPM / Stakeholders for system support /enhancement project

(vi)	Single point of contact for assistance

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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(e)	Vendor:

(i)	Stakeholders - Procurement / Real Estate / AP / Business Category

(ii)	Stewardship of the enterprise data vs. regional data

(iii)	Forms, MDM/Portal/RWF, SAP, and dialysis reports

(iv)	Liaison with IS / Governance / Stakeholders for system support /enhancement project

(v)	Single point of contact for assistance

(f)	Hierarchy:

(i)	Analysis/approvals/maintenance/communication for new Product Hierarchy requests

(ii)	Analysis/approvals/maintenance/communication for Product Hierarchy corrections

(iii)	Annual Hierarchy Review & maintenance for future Planning with BU Finance/Trade/Corp FP&A

(g)	Warehouse Customer:

(i)	WH Customer maintenance through use of RWF or CIF where required, this will not be managed by use of DSD Customer form.

(ii)	WH Customer Type A Hierarchy maintenance.

(iii)	Collaboration on WH Customer issues/resolution

(h)	FSD Snacks Commercialization:

(i)	Data collection and maintenance of new or changed Finished Goods.

(ii)	Collaboration on FS Snacks Finished Good issues/resolution

2.4 Limit on obligation. Buyer will provide Supplier with a reasonably detailed written request for any additional Services requested hereunder. Supplier will have no obligation to provide Services under this Project Statement, and may decline to provide any requested Services in its sole and absolute discretion, to the extent: (i) the requested Service (other than a transition Service contemplated hereunder) is not a Service that was provided or supplied for the Business of Buyer during the 12 months preceding the Effective Date; or (ii) the Service is covered by or subject to another agreement, including another transition services agreement, between the parties relating to the Separation or to transition or interim services to be provided in connection with the Separation. Without limiting the foregoing, the following are specifically excluded from the scope of Services hereunder:

(a)	The Supplier Project Manager and Supplier personnel will not be involved in streamlining any Buyer processes.

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(b)	The Supplier Project Manager and Supplier personnel will not be involved in the future state transition strategy of Master Data Content Management services moving to the East Coast Shared Services Center of Excellence (the “East Coast SS COE”). Transition services for such transfer, including knowledge transfer, training of Buyer management and personnel, and documentation of processes, will be provided as part of the Services as set forth herein.

(c)	The Supplier Project Manager and Supplier personnel will not be involved in the hiring process to support the new East Coast SS COE as Buyer readies itself for the new standup organization on June 1st, 2013.

(d)	Current Buyer processes will remain under the exclusive control and support of Buyer.

(e)	RWF implementations for new Buyer domains/areas will be the responsibility of the Buyer Master Data team based in [ * * * ].

2.5 Specifications. Supplier will provide Services at a relative service level consistent in all material respects with that provided to Buyer’s Business for the domain/area in the 12 months preceding the Project Statement Effective Date.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement. In addition to the termination provisions included in Section 7.2 of the Agreement, Buyer and Supplier may mutually agree in writing to terminate this Project Statement at any time prior to the end of the Transition Period.

3.2 Costs. Costs incurred by Supplier or its Contractors in connection with Services will be reimbursed by Buyer on an Allocated Cost plus Mark-Up basis. Any costs incurred by Supplier or its Contractors in connection with assisting Buyer in establishing a transition plan as contemplated in Section 2.2(g) or in transitioning Services to new resources will be separately reimbursed by Buyer on an Allocated Cost plus Mark-Up basis per the Agreement. Any additional costs incurred by Supplier as a result of changes to the Services will be separately reimbursed by Buyer on an Allocated Cost plus Mark-Up basis per the Agreement. To protect Supplier from additional volume risk if work volumes for the [ * * * ] resources of the Services Team exceed more than 10% of historical volume, Supplier will have the right to hire additional contractor headcount and pass the incremental charge on a pass-through basis back to Buyer.

3.3 Responsibility for Service Team Members. Buyer will be solely responsible for the acts and omissions of its employees, including its employees who are Services Team Members. If and to the extent that any failure, delay or other problem in connection with the Services (or any part thereof) is caused by the act or omission of a Buyer employee who is a Services Team Member: (i) Supplier will not be in breach of this Agreement or otherwise liable to Buyer as a result of such failure, delay or other problem; and (ii) Supplier will use commercially reasonable efforts to escalate issues to Buyer management personnel and to work with Buyer to remedy any issues or problems as soon as reasonably practicable so their impact on the Services and its Business is minimized.

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OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.4 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #9

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Darwin Application Services

Supplier:	SnackCo

Buyer:	GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide Buyer with access to, and application services for, the Darwin sales data application (the “Application”), including certain maintenance and user support services

Location/Country of Service:	Puerto Rico

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	1 year

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	See Sections 2.2, 2.3 and 2.6

2.	Service Details.

2.1 Service Description. As depicted in the data flow chart overview in Exhibit 1, there are separate data file streams for Buyer and Supplier data. Separate files for each of Buyer and Supplier are emailed from trade distributors (“TD”) to two distinct “power-users” (“Users”) designated by each organization. The Supplier User and Buyer User will work independently to input their own daily file into the Darwin Application. The Darwin Application will populate a distinct data cube with Buyer’s data input from the daily files.

2.2 Scope and Specifications. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	Supplier will make the Darwin application available to the Buyer User for daily processing of Buyer company sales to trade files;

(b)	The Buyer User will be responsible for adding new products to the Application for Buyer;

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(c)	Supplier will cause the Application to provide daily updates of the Buyer data cube which may be accessed using Microsoft Excel Analysis Services;

(d)	Supplier will provide assistance upon request to solve any issues affecting accurate presentation of information in the Buyer database or data cube; and

(e)	Supplier will upon request update the lists of Buyer users with access to the Buyer data cube.

2.3 Deliverables. The Buyer User will have access to the Application to generate reports consistent with practices prior to Separation, including the following reports: Daily sales by Trade Distributor (TD), Sell out summary, Sell out items detail by distributor and by month, Sell out summary Weekly Pacing, Monthly Customer Rankings by brand/category, and other ad hoc requests (new items sales, POS rankings, promotions, performance, etc.).

2.4 Exit plan. During the Transition Period, Buyer will execute a project to evaluate, select and migrate to new environment/application by the end of the Transition Period. In the event that Buyer requires continued access to the Application after the end of the Transition Period, Supplier will provide transition assistance to assist Buyer in executing its exit plan and migration, provided that Buyer shall bear the costs of all such Services, including any penalties or stranded or increased costs resulting from such continued use after the Transition Period or after Supplier’s transition to any different environment or application. In no event shall Supplier be required to provide Services hereunder or access to the Application more than two years after Separation.

2.5 Data copy. Upon termination or expiration of this Project Statement, Supplier will upon request provide Buyer with a copy of Buyer’s data collected or generated by the Application during the Transition Period (the “Data”) in a format and medium reasonably acceptable to both parties. The Application and hosting environment, including any applicable servers, will be and remain a Supplier asset, and no title or ownership therein is transferred to Buyer.

2.6 Service levels. Subject to Section 2.7, Supplier will use commercially reasonable efforts in light of Supplier’s resource constraints and obligations to timely provide the Services at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date.

2.7 Limit on obligation. Supplier will have no obligation to provide Services under this Project Statement, and may decline to provide such requested Services in its sole and absolute discretion, to the extent: (i) the requested Service is not a Service that was provided or supplied by Assets (including personnel) of Supplier for the Business of Buyer during the 12 months preceding the Effective Date; or (ii) the Service is covered by or subject to another agreement, including another transition services agreement, between the parties relating to the Separation or to transition or interim services to be provided in connection with the Separation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement.

3.2 Costs. Buyer will pay Supplier the Allocated Cost for the Services plus Mark-Up (the estimated Allocated Cost for the Services is $[ * * * ] per month exclusive of Mark-Up). Payment will be made as follows: (i) payment for Services from October 1st until December 31st, 2011 shall be made in January 2013, and (ii) payment for Services from January 1st until December 31st, 2012 shall be made in June 2013.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 1

Darwin Data Flow

[ * * * ]

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FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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Project Statement #10

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	SM7 Service Management Tool Services

Supplier:	SnackCo

Buyer:	GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide Services to Buyer using Supplier’s Service Manager 7 Application which provides Help Desk ticket handling globally.

Location/Country of Service:	Worldwide, licensed centrally from North America

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	1 year

Charges and Payment:	Allocated Cost plus Mark-Up (estimated at $[ * * * ] as provided in Section 3.2)

Service Level Agreement:	SLA’s will be maintained per the existing support contract with HP.

Specifications:	See Sections 2.1 and 2.2

2.	Service Details.

2.1 Description and background. The Service Manager 7 (SM7) application handles Help Desk tickets which must be resolved by GroceryCo application teams. SM7 is interfaced to the HP system used by HP Help Desk agents taking calls from GroceryCo employees. As HP Agents take calls, tickets are created and then routed to GroceryCo teams for resolution. SM7 also contains information for SOX System Change controls.

2.2 Scope. During the Transition Period, Supplier will provide the following Services to Buyer:

(a)	Supplier will maintain and provide access to the Application consistent with practices existing at Separation for SM7. This includes the TeleAlert paging and Business Objects Reporting environment.

(b)	Supplier will monitor HP application support services for SM7.

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FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

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(c)	Buyer will manage SM7 activities for GroceryCo. Buyer’s application manager will be the only point of contact to Supplier for SM7 application management issues.

(d)	Supplier will renew SM7 licensing for the term of this Project Statement and for a longer period of time if requested by the Buyer, at Buyer’s cost. Licensing is renewed in December 2012 if needed.

2.3 Specifications. Supplier will use commercially reasonable efforts to provide the Services hereunder consistent with the specifications referenced above and otherwise at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date. To the extent that Services are provided by a Contractor and not by Supplier, Supplier will cause the Contractor to perform in accordance with agreed SLAs, and in the event that Services provided by the Contractor to Buyer do not meet such SLAs then Supplier will pursue service credits and other remedies on Buyer’s behalf under the agreement with the Contractor. Any recoveries for SLA deficiencies are subject to Section 3.3(c) of the Agreement.

2.4 Exit plan. During the Transition Period, Buyer and Seller Service Management teams will complete the transition off SM7. Buyer and Seller will fund their respective transition costs. There will be collaboration between the Buyer and Seller project leads to coordinate delivery.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Transition Period unless terminated earlier as provided in the Agreement. Any early termination permitted under the Agreement that occurs during a month will be considered to be completed at month-end for billing purposes.

3.2 Costs. Supplier will provide the Services for an estimated Allocated Cost of Service plus Mark-Up of $[ * * * ] over the 12 month Transition Period. The cost covers licensing ($[ * * * ]), HP server and storage cost ($[ * * * ]), and [ * * * ] ($[ * * * ]) SnackCo overhead. This cost will be invoiced monthly in equal installments during the Transition Period. Any costs incurred by Supplier or its Contractors in connection with assisting Buyer in establishing an exit plan as contemplated in Section 2.4 or in transitioning Services to a new provider will be separately reimbursed by Buyer on an Allocated Cost basis per the Agreement. Any additional costs incurred by Supplier as a result of changes to the Services, including pursuant to the change management process with any Contractor, will be separately reimbursed by Buyer on an Allocated Cost plus Mark-Up basis per the Agreement.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Project Statement #11

This document is a Project Statement as defined in the Master Information Technology Transition Services Agreement (“Agreement”) between Kraft Foods Group, Inc., a Virginia corporation (“GroceryCo”), and Mondelēz Global LLC, a Delaware limited liability company (“SnackCo”) and dated as of the Effective Date of the Agreement. This Project Statement is an annex to, and is incorporated and subject to, the Agreement. Any capitalized term not otherwise defined herein will have the meaning ascribed thereto in the Agreement, provided that references to “Services” in this Project Statement will mean the Services specified in this Project Statement.

1.	Service Description.

Project Title:	Marketing Financial Spend Management Services

Supplier:	GroceryCo & SnackCo

Buyer:	SnackCo & GroceryCo

GroceryCo Project Manager:	[ * * * ]

SnackCo Project Manager:	[ * * * ]

Description of Services:	Supplier will provide Buyer with access to, and application services for, certain Marketing Spend Management applications (the “Applications”), including certain maintenance and user support services therefor.

Location/Country of Service:	[ * * * ]

Project Statement Effective Date:	Effective Date of Separation

Transition Period:	Ending on the Transition End Date as provided in Section 3.1 (estimated to be March 8, 2013)

Charges and Payment:	Allocated Cost plus Mark-Up

Service Level Agreement:	Not applicable

Specifications:	See Sections 2.2, 2.3 and 2.6

2.	Service Details.

2.1 Service Description and Background. The Marketing Spend Management Applications provide Marketers the visibility and process support to enable spending of marketing budgets. These Applications are in the process of being transitioned to a new platform to improve the efficiency and effectiveness of the Brand Marketers. During the transition the Supplier and Buyer organizations will need to continue to provide application and business process support for the legacy Applications. In addition, the Buyer and Supplier organizations will need to deliver the configuration, development, testing, change management and training of the new [ * * * ] application and all interfaces to SAP.

2.2 Scope and Specifications. During the Transition Period, Supplier will provide the following Services to Buyer:

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FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	The following Applications have been made available to each respective company to permit such company’s User to complete the daily processing of such company’s marketing spend transactions to [ * * * ]. The chart below indicates which party is the Supplier of each support Service and the party that is the Buyer of such support Service,

Application	SnackCo Instance	GroceryCo Instance	Information Systems Support Supplier	Business Process Support Supplier
[ * * * ]	X	X	GroceryCo	GroceryCo & SnackCo for respective instances

[ * * * ]	X	X	SnackCo	GroceryCo

[ * * * ]	X	X	GroceryCo	SnackCo

[ * * * ]	X	X	GroceryCo	GroceryCo

[ * * * ]	X	X	GroceryCo	GroceryCo

[ * * * ]	X	X	GroceryCo	GroceryCo

[ * * * ]	X	X	SnackCo	Not Applicable

[ * * * ]	X	X	Not Applicable	Not Applicable

[ * * * ]	X	X	Not Applicable	Not Applicable

[ * * * ]	X	X	Not Applicable	Not Applicable

(b)	The Buyer’s User will be responsible for attending the necessary training and data load workshops for each Application.

(c)	A Business Process Support Supplier will provide resourcing necessary to complete the user acceptance testing, data validation, business change management services and hyper-care support for the indicated Application.

(d)	A Business Process Support Supplier will provide assistance to the Buyer upon request to solve any issues affecting business process management for the indicated Application.

(e)	Supplier will upon request coordinate the Buyer’s end users participation in training for transition of the Services and training of the new [ * * * ] application.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3 Deliverables. The Buyer User will have access to the Application to generate transactions consistent with practices prior to Separation, including the following:

(a)	Budget Planning

(b)	Purchase order commitments

(c)	Invoice Payments

(d)	Media Integrations

(e)	Couponing

(f)	Journal Entries

2.4 Exit plan. During the Transition Period, Buyer and Supplier will complete the project to migrate to independent new environments/applications by the end of the Transition Period. In the event that Buyer and Supplier require continued access to an Application after the end of the Transition Period, Supplier will provide transition assistance to assist Buyer in executing its exit plan and migration, provided that Buyer shall bear the costs of all such Services, including any penalties or stranded or increased costs resulting from such continued use after the Transition Period or after Supplier’s transition to any different environment or application. In no event shall Supplier be required to provide Services hereunder or access to the Application more than two years after Separation.

2.5 Data copy. Upon termination or expiration of this Project Statement, an Information Systems Support Supplier will upon request provide Buyer with a copy of Buyer’s data collected or generated by the Application during the Transition Period (the “Data”) in a format and medium reasonably acceptable to both parties. The Application and hosting environment, including any applicable servers, will be and remain a Supplier asset, and no title or ownership therein is transferred to Buyer.

2.6 Service levels. Subject to Section 2.7, Supplier will use commercially reasonable efforts in light of Supplier’s resource constraints and obligations to timely provide the Services at a relative service level consistent in all material respects with that provided to Buyer’s Business in the 12 months preceding the Project Statement Effective Date.

2.7 Limit on obligation. Supplier will have no obligation to provide Services under this Project Statement, and may decline to provide such requested Services in its sole and absolute discretion, to the extent: (i) the requested Service is not a Service that was provided or supplied by Assets (including personnel) of Supplier for the Business of Buyer during the 12 months preceding the Effective Date; or (ii) the Service is covered by or subject to another agreement, including another transition services agreement, between the parties relating to the Separation or to transition or interim services to be provided in connection with the Separation.

3.	Additional Terms.

3.1 Term. This Project Statement will become effective upon the Project Statement Effective Date and will terminate at the end of the Hyper-care Transition Period 60 days post-go-live

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the [ * * * ] Application (the “Transition End Date”) unless terminated earlier as provided in the Agreement. In no event will the Transition Period extend beyond the Maximum Transition Period.

3.2 Costs. Estimated total program expense is $[ * * * ] with GroceryCo allocation being $[ * * * ] and SnackCo allocation $[ * * * ]. The assumption is SnackCo will hold remaining Gemini funding and Buyer SnackCo will pay Supplier GroceryCo the Allocated Cost for the Services plus Mark-Up (the estimated Allocated Cost for the Services is $[ * * * ] exclusive of Mark-Up). Payment will be made as follows: (i) payment for Services from October 1st until December 31st, 2012 shall be made in January 2013, and (ii) payment for Services from January 1st until March 31st, 2013 shall be made in June 2013.

3.3 Entire agreement; precedence. This Project Statement will supplement and/or modify the Agreement by and between Supplier and Buyer with respect to the Services provided hereunder. In the event of a conflict between this Project Statement and the Agreement, this Project Statement will prevail. All other terms and conditions of the Agreement remain unchanged and are ratified hereby. This Project Statement, including its terms and conditions and the Agreement of which it is a part, is a complete and exclusive statement of the agreement between the parties relating to its subject matter, and which supersedes all prior or concurrent proposals and understandings, whether oral or written, and all other communications between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties hereto have executed this Project Statement as of the Project Statement Effective Date above written.

Mondelēz Global LLC	Kraft Foods Group, Inc.

By:	By:

Its:	Its:[ * * * ]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY

FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.